Exhibit 99.1


                                                          ====================
                                                          SIDLEY DRAFT #2






==============================================================================




                         BOND SECURITIZATION, L.L.C.,
                                   Depositor


             CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC,
                                    Seller


                           LITTON LOAN SERVICING LP,
                                   Servicer


                                      and


                        U.S. BANK NATIONAL ASSOCIATION,
                                    Trustee


                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2006


                             C-BASS 2006-CB2 Trust


        C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2




==============================================================================


                                                  TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I DEFINITIONS.............................................................................................9

Section 1.01        Defined Terms.................................................................................9
Section 1.02        Accounting...................................................................................52

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES..........................................52

Section 2.01        Conveyance of Mortgage Loans.................................................................52
Section 2.02        Acceptance by Trustee of the Mortgage Loans..................................................54
Section 2.03        Repurchase or Substitution of Mortgage Loans by the Seller...................................56
Section 2.04        Representations and Warranties of the Seller with Respect to the Mortgage Loans..............59
Section 2.05        Representations, Warranties and Covenants of the Servicer....................................60
Section 2.06        Representations and Warranties of the Seller.................................................62
Section 2.07        Covenants of the Seller......................................................................64
Section 2.08        Execution and Delivery of Certificates.......................................................64
Section 2.09        Representations and Warranties of the Depositor..............................................65

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.......................................................67

Section 3.01        Servicer to Service the Mortgage Loans.......................................................67
Section 3.02        Subservicing Agreements between the Servicer and Subservicers................................69
Section 3.03        Successor Subservicers.......................................................................71
Section 3.04        Liability of the Servicer....................................................................72
Section 3.05        No Contractual Relationship between Subservicers and the Trustee.............................73
Section 3.06        Assumption or Termination of Subservicing Agreements by Trustee..............................73
Section 3.07        Collection of Mortgage Loan Payments.........................................................73
Section 3.08        Subservicing Accounts........................................................................74
Section 3.09        Collection Account, Distribution Account and Final Maturity Reserve Fund.....................74
Section 3.10        Permitted Withdrawals From the Collection Account and the Final Maturity Reserve Fund........77
Section 3.11        Establishment of Escrow Accounts; Deposits in Escrow Account.................................78
Section 3.12        Permitted Withdrawals From Escrow Account....................................................78
Section 3.13        Payment of Taxes, Insurance and Other Charges; Collections Thereunder........................79
Section 3.14        Investment of Funds in the Collection Account and Distribution Account.......................80
Section 3.15        Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage...............81
Section 3.16        Enforcement of Due-On-Sale Clauses; Assumption Agreements....................................82
Section 3.17        Realization upon Defaulted Mortgage Loans....................................................83


                                                         -i-


Section 3.18        Release of Mortgage Files....................................................................84
Section 3.19        Title, Management and Disposition of REO Property............................................86
Section 3.20        Notification of Adjustments..................................................................88
Section 3.21        Access to Certain Documenation and Information Regarding the Mortgage Loans..................88
Section 3.22        [Reserved]...................................................................................88
Section 3.23        Servicing Compensation.......................................................................88
Section 3.24        Annual Statement as to Compliance............................................................89
Section 3.25        Assessment of Compliance with Servicing Criteria; Independent
                    Public Accountant's Attestation..............................................................89
Section 3.26        Trustee to Act as Servicer...................................................................91
Section 3.27        Compensating Interest........................................................................92
Section 3.28        Credit Reporting; Gramm-Leach-Bliley Act.....................................................92
Section 3.29        Optional Purchases of Mortgage Loans by Servicer.............................................92
Section 3.30        Advance Facility.............................................................................93

ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE SERVICER............................................................95

Section 4.01        Advances.....................................................................................95
Section 4.02        Priorities of Distributions..................................................................97
Section 4.03        Monthly Statements to Certificateholders....................................................106
Section 4.04        Allocation of Losses........................................................................109
Section 4.05        Cap Accounts................................................................................109
Section 4.06        Distributions on Book-Entry Certificates....................................................110
Section 4.07        Distributions from the Final Maturity Reserve Fund..........................................110
Section 4.08        Final Maturity Trust........................................................................111

ARTICLE V THE CERTIFICATES......................................................................................111

Section 5.01        The Certificates............................................................................111
Section 5.02        Certificate Registrar; Registration of Transfer and Exchange of Certificates................112
Section 5.03        Mutilated, Destroyed, Lost or Stolen Certificates...........................................117
Section 5.04        Persons Deemed Owners.......................................................................118
Section 5.05        Access to List of Certificateholders' Names and Addresses...................................118
Section 5.06        Maintenance of Office or Agency.............................................................118

ARTICLE VI THE SELLER, THE SERVICER AND THE DEPOSITOR...........................................................119

Section 6.01        Liability of the Seller, the Servicer and the Depositor.....................................119
Section 6.02        Merger or Consolidation of, or Assumption of the Obligations of, the Seller,
                    the Servicer or the Depositor...............................................................119
Section 6.03        Limitation on Liability of the Servicer and Others..........................................119
Section 6.04        Servicer Not to Resign......................................................................120
Section 6.05        Delegation of Duties........................................................................121
Section 6.06        [Reserved]..................................................................................121


                                                        -ii-


ARTICLE VII DEFAULT.............................................................................................121

Section 7.01        Servicer Events of Default..................................................................121
Section 7.02        Trustee to Act; Appointment of Successor....................................................123
Section 7.03        Waiver of Defaults..........................................................................124
Section 7.04        Notification to Certificateholders..........................................................124

ARTICLE VIII THE TRUSTEE........................................................................................125

Section 8.01        Duties of Trustee...........................................................................125
Section 8.02        Certain Matters Affecting the Trustee.......................................................126
Section 8.03        Trustee Not Liable for Certificates or Mortgage Loans.......................................127
Section 8.04        Trustee May Own Certificates................................................................128
Section 8.05        Seller to Pay Trustee Fees and Expenses.....................................................128
Section 8.06        Eligibility Requirements for Trustee........................................................129
Section 8.07        Resignation or Removal of Trustee...........................................................130
Section 8.08        Successor Trustee...........................................................................130
Section 8.09        Merger or Consolidation of Trustee..........................................................131
Section 8.10        Appointment of Co-Trustee or Separate Trustee...............................................131
Section 8.11        Tax Matters.................................................................................132
Section 8.12        Periodic Filings............................................................................135
Section 8.13        Trustee May Enforce Claims Without Possession of Certificates...............................138
Section 8.14        Suits for Enforcement.......................................................................138
Section 8.15        Waiver of Bond Requirement..................................................................139
Section 8.16        Waiver of Inventory, Accounting and Appraisal Requirement...................................139

ARTICLE IX TERMINATION..........................................................................................139

Section 9.01        Termination upon Liquidation or Purchase of the Mortgage Loans..............................139
Section 9.02        Final Distributions on the Certificates.....................................................140
Section 9.03        Additional Termination Requirements.........................................................141

ARTICLE X MISCELLANEOUS PROVISIONS..............................................................................142

Section 10.01       Amendment...................................................................................142
Section 10.02       Recordation of Agreement; Counterparts......................................................143
Section 10.03       Governing Law; Jurisdiction.................................................................144
Section 10.04       Intention of Parties........................................................................144
Section 10.05       Notices.....................................................................................145
Section 10.06       Severability of Provisions..................................................................145
Section 10.07       Limitation on Rights of Certificateholders..................................................145
Section 10.08       Certificates Nonassessable and Fully Paid...................................................145
Section 10.09       Rule of Construction........................................................................145
Section 10.10       Waiver of Jury Trial........................................................................145
Section 10.11       Regulation AB Compliance; Intent of the Parties; Reasonableness.............................145

                                   EXHIBITS


Exhibit A-1       Form of Class AV Certificates
Exhibit A-2       Form of Class AF-1 Certificates
Exhibit A-3       Form of Class AF-2 Certificates
Exhibit A-4       Form of Class AF-3 Certificates
Exhibit A-5       Form of Class AF-4 Certificates
Exhibit B-1       Form of Class M-1 Certificates
Exhibit B-2       Form of Class M-2 Certificates
Exhibit B-3       Form of Class M-3 Certificates
Exhibit B-4       Form of Class M-4 Certificates
Exhibit B-5       Form of Class M-5 Certificates
Exhibit B-6       Form of Class M-6 Certificates
Exhibit B-7       Form of Class M-7 Certificates
Exhibit C-1       Form of Class B-1 Certificates
Exhibit C-2       Form of Class B-2 Certificates
Exhibit C-3       Form of Class B-3 Certificates
Exhibit C-4       Form of Class B-4 Certificates
Exhibit C-5       Form of Class P Certificates
Exhibit C-6       Form of Class CE Certificates
Exhibit C-7       Form of Class R-X Certificates
Exhibit C-8       Form of Class R Certificates
Exhibit D         [Reserved]
Exhibit E         Request for Release
Exhibit F-1       Form of Initial Certification of Custodian
Exhibit F-2       Form of Final Certification of Custodian
Exhibit G         Form of Residual Certificate Transfer Affidavit
Exhibit H         Form of Transferor Certificate
Exhibit I         Forms of Investment Letters
Exhibit J         [Reserved]
Exhibit K         [Reserved]
Exhibit L         Form of Certification to be provided with Form 10-K
Exhibit M         Form of Certification to be provided by the Trustee to the
                  Servicer
Exhibit N         Servicing Criteria
Exhibit O         Power of Attorney
Exhibit P         Mortgage Loan Purchase Agreement
Exhibit Q         Cap Agreements
Exhibit R         Custodial Agreement
Exhibit S         Form 8-K Disclosure
Exhibit T         Form 10-D Disclosure
Exhibit U         Form 10-K Disclosure

Schedule I        Mortgage Loan Schedule

          This Pooling and Servicing Agreement is dated as of February 1, 2006 (the "Agreement"), among BOND SECURITIZATION, L.L.C., as depositor (the "Depositor"), CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC, a Delaware limited liability company, as seller (the "Seller"), LITTON LOAN SERVICING LP, a Delaware limited partnership, as servicer (the "Servicer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

          The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of twenty Classes of Certificates, designated as (i) the Class AV, Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates,
(iii) the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, (iv) the Class P Certificates, (v) the Class CE Certificates, (vi) the Class R Certificates and (vii) the Class R-X Certificates.

          The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders its interests and rights in the Mortgage Loans. As provided herein, for federal income tax purposes, the Trustee will elect to treat the segregated pools of assets subject to this Agreement (exclusive of the Senior Cap Account, the Mezzanine Cap Account, the Basis Risk Reserve Fund and the Final Maturity Reserve Fund) as nine real estate mortgage investment conduits (each, a "REMIC"): the Subsidiary REMIC, the Intermediate REMIC, the Master REMIC, the Class CE REMIC, the Class P REMIC and the four Class B REMICs. The Subsidiary REMIC will consist of (a) all of the assets constituting the Group 1 Mortgage Loans and all of the assets constituting the Group 2 Mortgage Loans. The Subsidiary REMIC will issue (1) the REMIC regular interests (the "Subsidiary REMIC Regular Interests") and (2) the SR Interest. The Subsidiary REMIC Regular Interests will be uncertificated and will represent the "regular interests" in the Subsidiary REMIC and the SR Interest will represent the single class of "residual interest" in the Subsidiary REMIC.

          The Trustee will hold the Subsidiary REMIC Regular Interests for the benefit of the Intermediate REMIC. The assets of the Intermediate REMIC will consist of the Subsidiary REMIC Regular Interests and the interests in the Intermediate REMIC will be evidenced by (i) the Intermediate REMIC Regular Interests, which will be uncertificated and will represent the "regular interests" in the Intermediate REMIC and (ii) the IR Interest, which will represent the single class of "residual interest" in the Intermediate REMIC.

          The Trustee will hold the Intermediate REMIC Regular Interests for the benefit of the Master REMIC. The assets of the Master REMIC will consist of the Intermediate REMIC Regular Interests and the interests in the Master REMIC will be evidenced by (i) the Regular Certificates (other than the Class CE, Class P and Class B Certificates), the Class CEM Interest, the Class PM Interest and the four Class BM Interests, which will represent the "regular interests" in the Master REMIC and (ii) the Class MR Interest, which will represent the single class of "residual interest" in the Master REMIC.

          The Trustee will hold the Class CEM Interest in the Master REMIC for the benefit of the Class CE REMIC. The assets of the Class CE REMIC will consist of the Class CEM Interest in the Master REMIC and interests in the Class CE REMIC will be evidenced by (i) the Class CE Certificate, which will represent the "regular interests" in the Class CE REMIC and (ii) the Class CER-X Interest, which will represent the single class of "residual interest" in the Class CE REMIC.

          The Trustee will hold the Class PM Interest in the Master REMIC for the benefit of the Class P REMIC. The assets of the Class P REMIC will consist of the Class PM Interest in the Master REMIC and interests in the Class P REMIC will be evidenced by (i) the Class P Certificate, which will represent the "regular interests" in the Class P REMIC and (ii) the Class PR-X Interest, which will represent the single class of "residual interest" in the Class P REMIC.

          The Trustee will hold each Class BM Interest in the Master REMIC for the benefit of a separate Class B REMIC. The assets of each Class B REMIC will consist of a single Class BM Interest in the Master REMIC and interests in each Class B REMIC will be evidenced by (i) a separately numbered Class B Certificate, which will represent the "regular interest" in that Class B REMIC and (ii) a separately numbered, uncertificated Class BR Interest, which will represent the single class of "residual interest" in that Class B REMIC.

          The Class R Certificates will represent the Class SR, Class IR and Class MR Interests, and the Class R-X Certificates will represent the residual interest in each of the Class CE REMIC, Class P REMIC and four Class B REMICs. The "latest possible maturity date" for federal income tax purposes of all REMICs, and regular and residual interests created hereunder will be the Latest Possible Maturity Date.

                             The Subsidiary REMIC
                             --------------------

          The Subsidiary REMIC Interests, each of which (except for the Class SR Interests) is hereby designated a REMIC regular interest for federal income tax purposes, will have the principal balances, pass-through rates and Corresponding Loan Groups as set forth in the following table:


                                                                               Pass-Through         Corresponding
Subsidiary REMIC Interests                            Initial Balance             Rate               Loan Group
-----------------------------------------------  ------------------------  -------------------  --------------------
A-1 (0.9% of SCB Group 1).... ..............                (1)                    (2)                    1
B-1  (0.1% of SCB Group 1)..................                (1)                    (2)                    1
C-1  (Excess of Group 1)....................                (1)                    (2)                    1
A-2 (0.9% of SCB Group 2).... ..............                (1)                    (2)                    2
B-2  (0.1% of SCB Group 2)..................                (1)                    (2)                    2
C-2  (Excess of Group 2)....................                (1)                    (2)                    2
1-$100......................................               $100                    (3)                   N/A
P                                                           (4)                    (4)                 1 and 2
FMR-IO                                                      (5)                    (5)                 1 and 2
SR..........................................              $0 (6)                   (6)                   (6)


---------------

(1) Each Class A Interest will have a principal balance initially equal to 0.9% of the Subordinate Component Balance ("SBC") of its Corresponding Loan Group. Each Class B Interest will have a principal balance initially equal to 0.1% of the Subordinate Component Balance of its Corresponding Loan Group. The initial principal balance of each Class C Interest will equal the excess of its corresponding Loan Group over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Loan Group.

(2) A Rate equal to the Adjusted Group Net WAC Cap of the Corresponding Loan Group.

(3)  The Class 1-$100 Interest does not pay any interest.

(4) The Class P Interest is entitled to all Prepayment Charges. It pays no interest or principal.

(5) The Class FMR-IO is entitled to a specified portion of the interest payable on each Mortgage Loan. Specifically, on and after each Distribution Date starting in March 2014, the FMR-IO is entitled to a portion of the interest payable on each Mortgage Loan equal to (the "Final Maturity Reserve Fund Rate").

(6) The Class SR Interest is the sole class of residual interest in the Subsidiary REMIC. It has no principal balance and pays no principal or interest.

On any Distribution Date:

     (1) Interest will be payable according to the rates or formulas described above.

     (2) If no Cross-Over Situation exists with respect to any Class of Interests, then Principal Reductions arising with respect to each Loan Group will be allocated first to cause the Loan Group's corresponding Class A and Class B Interests to equal, respectively, 0.9% of the Subordinate Component Balance ("SCB"), and 0.1% of the SCB as of such Distribution Date, and second to the Loan Group's corresponding Class C Interest;

     (2) If a Cross-Over Situation exists then:

     (a) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is less than the Adjusted Subordinated Net WAC Cap, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other principal distributions from each such Loan Group; and

     (b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Adjusted Subordinated Net WAC Cap, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other principal distributions from each such Loan Group.

     In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Adjusted Subordinated Net WAC Cap. With respect to each Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Remittance Amount received during the Collection Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Loan Group's other Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

     (c) Unless required to achieve the Calculation Rate, the outstanding aggregate Class A and Class B Interests will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Principal Balances of such Loan Groups as of the end of any Collection Period (reduced by Principal Prepayments received after the Collection Period that are to be distributed on the Distribution Date related to the Collection Period) over (ii) the Certificate Balance of the Senior Certificates related to such Loan Group as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

     If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to any of the Class A and Class B Interests, and if the Loan Group's Class C Interest has already been reduced to zero, then the excess principal from that Loan Group will be paid to the Class C Interests of the other Loan Group if the aggregate Class A and Class B Interests of such Loan Group are less than one percent of the SCB. Such payment will be made in proportion to the principal balances of such Class C Interests. If the Loan Group of the Class C Interest that receives such payment has a Group Cap below the Group Cap of the Loan Group making the payment, then the payment will be treated by Subsidiary REMIC as a Realized Loss. Conversely, if the Loan Group of the Class C Interest that receives such payment has a Group Cap above the Group Cap of the Loan Group making the payment, then the payment will be treated by Subsidiary REMIC as a reimbursement for prior Realized Losses;

                            The Intermediate REMIC
                            ----------------------

     The following table sets forth Class Designation, the Initial Principal Balance, the Pass-Through Rate, and the Corresponding Master REMIC Class for each Intermediate REMIC Regular Interest each of which is hereby designated a REMIC regular interest for federal income tax purposes:


   ======================== ====================== ============= ==================== ========================
                            Certificate            Pass-Through  Allocation of
                            Principal Balance      Rate          Principal            Allocation of Interest
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class AV                 $347,712,000           (1)           Class AV             Class AV, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class AF-1               $217,959,000           (2)           Class AF-1           Class AF-1, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class AF-2               $120,898,000           (2)           Class AF-2           Class AF-2, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class AF-3               $25,627,000            (2)           Class AF-3           Class AF-3, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class AF-4               $40,498,000            (2)           Class AF-4           Class AF-4, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-1                $31,877,000            (3)           Class M-1            Class M-1, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-2                $29,974,000            (3)           Class M-2            Class M-2, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-3                $18,079,000            (3)           Class M-3            Class M-3, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------


                                     -4-


   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-4                $16,652,000            (3)           Class M-4            Class M-4, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-5                $15,700,000            (3)           Class M-5            Class M-5, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-6                $14,749,000            (3)           Class M-6            Class M-6, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class M-7                $13,797,000            (3)           Class M-7            Class M-7, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class B-1                $15,700,000            (3)           Class B-1            Class BM-1, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class B-2                $9,991,000             (3)           Class B-2            Class BM-2, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class B-3                $8,564,000             (3)           Class B-3            Class BM-3, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class B-4                $9,515,000             (3)           Class B-4            Class BM-4, CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class CE                 (4)                    (3)           Class CE             Class CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class FMR-IO             (5)                    (5)           N/A                  Class CEM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class P                  (6)                    (6)           Class P              Class PM
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class1-$100              $100.00                (7)           R                    N/A
   ------------------------ ---------------------- ------------- -------------------- ------------------------
   Class IR                 (8)                    (8)            (8)                 N/A
   ======================== ====================== ============= ==================== ========================


         --------------

1)   The Adjusted Group 1 Net WAC Cap.

2)   The Adjusted Group 2 Net WAC Cap.

3)   The Adjusted Subordinated Net WAC Cap.

4) The Class CE Interest has a principal balance equal to the Overcollateralization Amount.

5) The Class P Intermediate REMIC Interest is entitiled to all amounts payable on the Class P Subsidiary REMIC Interest.

6) The Class FMR-IO Intermediate REMIC Interest is entitled to all amounts payable on the Class FMR-IO Subsidiary REMIC Interest.

7)   The Class 1-$100 Interest does not pay any interest.

8) The Class IR Interest is the sole class of residual interest in the Intermediate REMIC. It has no principal balance and pays no principal or interest.

On any Distribution Date:

     (1) Interest will be payable according to the rates or formulas described above.

     (2) Principal will be payable on each Class of Intermediate REMIC Intrerest in the same manner that principal is payable on the corresponding Class or Classes of Certificates.

                               The Master REMIC
                               ----------------

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


   ==================== ======================== ================ ==================== =======================
                        Certificate Principal    Pass-Through     Minimum              Integral Multiples in
                        Balance                  Rate             Denomination         Excess of Minimum
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class 1-AV-1         $347,712,000             Floating(1)      N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class 2-AF-1         $217,959,000             Fixed (2)        $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class 2-AF-2         $120,898,000             Fixed(3)         $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class 2-AF-3         $25,627,000              Fixed(4)         $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class 2-AF-4         $40,498,000              Fixed(5)         $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-1            $31,877,000              Floating (6)     $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-2            $29,974,000              Floating (7)     $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-3            $18,079,000              Floating(8)      $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-4            $16,652,000              Floating(9)      $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-5            $15,700,000              Floating(10)     $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-6            $14,749,000              Floating(11)     $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class M-7            $13,797,000              Floating(12)     $25,000              $1.00
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class BM-1 (17)      $15,700,000              Fixed(13)        N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class BM-2 (17)      $9,991,000               Fixed(14)        N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class BM-3 (17)      $8,564,000               Fixed(15)        N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class BM-4 (17)      $9,515,000               Fixed(16)        N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class MR(18)         $100.00                  N/A              $100.00              N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class CEM(17)        (19)                     (19)             N/A                  N/A
   -------------------- ------------------------ ---------------- -------------------- -----------------------
   Class PM (17)        (20)
   ==================== ======================== ================ ==================== =======================


     --------------

     (1) The lesser of (a) the Pass-Through Rate for the Class AV Certificates and (b) the Adjusted Group 1 Net WAC Cap.

     (2) The lesser of (a) the Pass-Through Rate for the Class AF-1 Certificates and (b) the Adjusted Group 2 Net WAC Cap.

     (3) The lesser of (a) the Pass-Through Rate for the Class AF-2 Certificates and (b) the Adjusted Group 2 Net WAC Cap.

     (4) The lesser of (a) the Pass-Through Rate for the Class AF-3 Certificates and (b) the Adjusted Group 2 Net WAC Cap.

     (5) The lesser of (a) the Pass-Through Rate for the Class AF-4 Certificates and (b) the Adjusted Group 2 Net WAC Cap.

     (6) The lesser of (a) the Pass-Through Rate for the Class M-1 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (7) The lesser of (a) the Pass-Through Rate for the Class M-2 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (8) The lesser of (a) the Pass-Through Rate for the Class M-3 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (9) The lesser of (a) the Pass-Through Rate for the Class M-4 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (10) The lesser of (a) the Pass-Through Rate for the Class M-5 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (11) The lesser of (a) the Pass-Through Rate for the Class M-6 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (12) The lesser of (a) the Pass-Through Rate for the Class M-7 Certificates and (b) the Adjusted Subordinate Net WAC Cap.

     (13) The lesser of (a) the Pass-Through Rate for the Class B-1 Interests and (b) the Adjusted Subordinate Net WAC Cap.

     (14) The lesser of (a) the Pass-Through Rate for the Class B-2 Interests and (b) the Adjusted Subordinate Net WAC Cap.

     (15) The lesser of (a) the Pass-Through Rate for the Class B-3 Interests and (b) the Adjusted Subordinate Net WAC Cap.

     (16) The lesser of (a) the Pass-Through Rate for the Class B-4 Interests and (b) the Adjusted Subordinate Net WAC Cap.

     (17) This regular interest will be uncertificated and held by the Trustee in the manner described below.

     (18) The Class MR Interest is the sole class or residual interest in the Master REMIC.

     (19) As to any Distribution Date, the Class CEM Interest will be entitled to (a) a specified portion of the interest payable on the Intermediate REMIC Regular Interests (excluding the Class CE , Class FMR-IO, Class P and Class 1-$100 Interests) and equal to the excess of: (i) the weighted average Pass Through Rate in respect of each such Interest (excluding the Class CE, Class FMR-IO, Class P and Class 1-$100 Interests) over (i) the weighted average Pass Through Rate in respect of the Master REMIC Interests (excluding the Class Class R, Class CE and Class P Interests)(b) any interest payable on the Class CE Intermediate REMIC Interest, (c) any amount payable on the FMR-IO Intermediate REMIC Interest and (d) the Overcollateralization Release Amount.

     (20) The Class P Interest Master REMIC Interest is entitled to all amounts payable on the Class P Intermediate REMIC Interest.

                   The Class P REMIC and the Class CE REMIC
                   ----------------------------------------

     The following table sets forth the characteristics of each of the Class CE REMIC, Class P REMIC and the characteristics of the corresponding regular interest and residual interest.


------------------------------- ---------------------------- ---------------------------- ----------------------------
Corresponding                   Designated Regular           Designated Residual          Corresponding Master
REMIC                           Interest                     Interest                     REMIC Interest
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class CE                        Class CE Certificate (1)     Class CE-R (uncertificated)  Class CEM
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class P                         Class P Certificate (1)      Class P-R (uncertificated)   Class PM
------------------------------- ---------------------------- ---------------------------- ----------------------------


     (1) This REMIC interest will have a principal and interest amount equal to the Corresponding Master REMIC Interest. For each Distribution Date this REMIC interest will be entitled to all amounts payable on the Corresponding Master REMIC Interest.

                            The Four Class B REMICs
                            -----------------------

The following table sets forth the characteristics of each Class B REMIC and the characteristics of its corresponding regular interest and residual interest.


------------------------------- ---------------------------- ---------------------------- ----------------------------
Corresponding                   Designated Regular           Designated Residual          Corresponding Master
REMIC                           Interest                     Interest                     REMIC Interest
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class B-1                       Class B-1 Certificate        Class B-1R (uncertificated)  Class BM-1
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class B-2                       Class B-2 Certificate        Class B-2R (uncertificated)  Class BM-2
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class B-3                       Class B-3 Certificate        Class B-3R (uncertificated)  Class BM-3
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class B-4                       Class B-4 Certificate        Class B-4R (uncertificated)  Class BM-4
------------------------------- ---------------------------- ---------------------------- ----------------------------


     Each Designated Regular Interest will represent a REMIC regular interest in its Corresponding REMIC, will have a principal balance and interest rate identical to the principal balance and interest rate of its corresponding Class BM Master REMIC Interest and will have a minimum denomination of $25,000 and additional amounts in $1.00 increments. Each Designated Regular Interest will be entitled to all amounts payable with respect to its corresponding Class BM Master REMIC Interest. Each Designated Residual Interest will represent the sole class of REMIC residual interest in its Corresponding REMIC and will not be entitled to any amounts payable with respect to its corresponding Class BM Master REMIC Interest or otherwise.

     The following provisions in the Preliminary Statement are intended to cause net interest and principal collections in respect of the Mortgage Loans to be distributed from the Subsidiary REMIC to the Intermediate REMIC, from the Intermediate REMIC to the Master REMIC, from the Master REMIC to each Class of Certificates (other than the Class B and Class CE Certificates) and to the Class CE REMIC and five Class B REMICs, from the Class CE REMIC to the Class CEN Interest and from the Class CEN Interest to the Class P and Class CE Certificates, respectively and from each Class B REMIC to the Class B Certificate that represents the Designated Regular Interest in that Class B REMIC. The Preliminary Statement will be interpreted and applied consistently with such intent.

     For any purpose for which the pass-through rates is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the pass-through rates for each of the interests issued by the Subsidiary REMIC, the Intermediate REMIC, the Master REMIC and the Class CE REMIC, such rates shall be adjusted to equal a monthly day count convention based on the actual number of days in the preceding Collection Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day counting convention.



                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, interest on the Floating Rate Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Fixed Rate Certificates and the Class P and Class CE Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "60+ Day Delinquent Loan": On any date of determination, each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the related Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

          "Accepted Servicing Practices": With respect to any Mortgage Loan, those mortgage servicing practices set forth in Section 3.01(a) of this Agreement.

          "Account": Any of the Collection Account, the Distribution Account, Group 1 Senior Cap Account, Mezzanine Cap Account and the Basis Risk Reserve Fund.

          "Accrued Certificate Interest": With respect to each Distribution Date and each Class of Offered Certificates and Class B and Class CE Certificates, an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, reduced by (except with respect to the Class CE Certificates) such Class' Interest Percentage of Relief Act Interest Shortfalls for such Distribution Date.

          "Adjustable-Rate Mortgage Loan": A Mortgage Loan which has a rate at which interest accrues that adjusts based on an Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

          "Adjusted Group 1 Net WAC Cap": The Group 1 Net WAC Cap determined by first reducing the interest payable on each Mortgage Loan in Loan Group 1 by the Final Maturity Reserve Fund Rate (as defined in the Preliminary Statement).

          "Adjusted Group 2 Net WAC Cap": The Group 2 Net WAC Cap determined by first reducing the interest payable on each Mortgage Loan in Loan Group 2 by the Final Maturity Reserve Fund Rate (as defined in the Preliminary Statement).

          "Adjusted Net Maximum Mortgage Interest Rate": For each Mortgage Loan, the applicable Maximum Loan Rate (or the applicable Mortgage Interest Rate if such Mortgage Loan is a Fixed-Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the rate at which the Trustee Fee accrues.

          "Adjusted Subordinated Net WAC Cap": The Subordinate Net WAC Cap determined by using the Adjusted Group 1 Net WAC Cap and the Adjusted Group 2 Net WAC Cap instead of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap.

          "Adjustment Date": With respect to each Adjustable-Rate Mortgage Loan, each adjustment date, on which the Mortgage Interest Rate of an Adjustable-Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

          "Advance": Any P&I Advance or Servicing Advance.

          "Advance Facility": As defined in Section 3.30 hereof.

          "Advance Facility Notice": As defined in Section 3.30 hereof.

          "Advance Financing Person": As defined in Section 3.30 hereof.

          "Advance Reimbursement Amounts": As defined in Section 3.30 hereof.

          "Adverse REMIC Event": As defined in Section 8.11(f) hereof.

          "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Agreement": This Pooling and Servicing Agreement and all amendments and supplements hereto.

          "Applied Realized Loss Amount": As defined in Section 4.04(a) hereof.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

          "Assumed Final Maturity Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

          "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, (b) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to
Section 10.01 hereof, any Reimbursement Amount or Subsequent Recovery deposited to the Collection Account and other unscheduled recoveries of principal and interest (excluding prepayment penalties) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, and (e) the aggregate of any Advances made by the Servicer for such Distribution Date over (ii) the sum of
(a) amounts reimbursable or payable to the Servicer pursuant to Section 3.05,
(b) Stayed Funds and (c) the Servicing Fee.

          "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment of a Balloon Payment at the maturity of such Mortgage Loan.

          "Balloon Payment": A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

          "Bankruptcy Code": Title 11 of the United States Code, as amended.

          "Basis Risk Reserve Fund Deposit": With respect to each Distribution Date, an amount equal to the lesser of: (1) any Net WAC Cap Carryover Amounts for such Distribution Date that remain unpaid and (2) any Monthly Excess Cashflow Amount remaining on such Distribution Date following the distributions pursuant to Section 4.02(b)(i)-(xxxiv).

          "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates shall be Book-Entry Certificates.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the State of Delaware, the State of New York, the State in which the Servicer's servicing operations are located, or (c) any State in which the Trustee's Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          "Calculation Rate": For each Distribution Date, in the case of the Class A and Class B Interests, the product of (i) 10 and (ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

          "Cap Accounts": Each of the Group 1 Senior Cap Account and the Mezzanine Cap Account.

          "Cap Agreements": The Group 1 Senior Cap Agreement and Mezzanine Cap Agreement, which are attached hereto as Exhibit Q.

          "Cap Provider": Barclays Capital PLC.

          "Certificate": Any Regular Certificate or Residual Certificate.

          "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

          "Certificate Principal Balance": With respect to any Class of Certificates (other than the Class CE, Class P and Residual Certificates) and any Distribution Date, the Original Certificate Principal Balance plus any increases in the Certificate Principal Balance of such Certificate pursuant to
Section 4.04 due to the receipt of Subsequent Recoveries reduced (but not below zero) by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) with respect to any class of Subordinate Certificates, Applied Realized Loss Amounts from previous Distribution Dates allocated thereto. The Class CE, Class P and Residual Certificates do not have a Certificate Principal Balance. With respect to any Certificate (other than a Class CE, Class P or a Residual Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

          "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

          "Certification": As defined in Section 8.12(b).

          "Class": Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

          "Class A Certificates": The Class AF Certificates and the Class AV Certificates.

          "Class A Principal Distribution Amount": With respect to any Distribution Date is the sum of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount.

          "Class AF Certificates": The Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates.

          "Class AF-4 Lockout Distribution Amount": For any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage and (y) the Class AF-4 Pro Rata Distribution Amount; provided, that in no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group 2 Principal Distribution Amount for such Distribution Date or the Certificate Principal Balance of the Class AF-4 Certificates immediately prior to such Distribution Date.

          "Class AF-4 Lockout Distribution Percentage": For a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

                   Distribution Dates                    Lockout Percentage
    -----------------------------------------------  -------------------------
    March 2006 through and including February 2009                     0%
    March 2009 through and including February 2011                    45%
    March 2011 through and including February 2012                    80%
    March 2012 through and including February 2013                   100%
    March 2013 and thereafter                                        300%

          "Class AF-4 Pro Rata Distribution Amount": For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class AF-4 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates immediately prior to that Distribution Date and (y) the Group 2 Principal Distribution Amount for that Distribution Date.

          "Class AF Principal Allocation Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group 2 Principal Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

          "Class AV Certificates": The Class AV Certificates.

          "Class AV Principal Allocation Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group 1 Principal Remittance Amount for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

          "Class B Certificate": Any one of the Certificates with an "B" designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, Exhibit C-2, Exhibit C-3 and Exhibit C-4, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class B-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balances of the B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.10% and (ii) the Pool Balance as of the last day of the related

Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class B-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balances of the B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

          "Class B-3 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal

Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and
(xi) the Certificate Principal Balances of the B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

          "Class B-4 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (xi) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (xii) the Certificate Principal Balances of the B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M Certificate": Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, Exhibit, B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 and Exhibit B-7, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class M Certificateholders": Collectively, the Holders of the Class M Certificates.

          "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.90% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

          "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date) and (iii) the Certificate Principal Balances of the M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.20% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M-3 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balances of the M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M-4 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balances of the M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M-5 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balances of the M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M-6 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balances of the M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.90% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class M-7 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate

Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balances of the M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the excess of the Pool Balance as of the last day of the related Collection Period over the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

          "Class P Certificate": Any one of the Certificates with an "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class R Certificate": Any one of the Certificates with an "R" designated on the face thereof substantially in the form annexed hereto as Exhibit C-8, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class R-X Certificate": Any one of the Certificates with an "R-X" designated on the face thereof substantially in the form annexed hereto as Exhibit C-7, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class CE Certificate": Any one of the Certificates with an "CE" designated on the face thereof substantially in the form annexed hereto as Exhibit C-6, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

          "Class CE Distributable Amount": With respect to any Distribution Date, the aggregate of amounts distributable on the Class CE Interest for such Distribution Date as provided in the Preliminary Statement.

          "Class CE Interest": As defined in the Preliminary Statement.

          "Closing Date": February 28, 2006.

          "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

          "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.09, which shall be entitled "Collection Account, Litton Loan

Servicing LP, as Servicer for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2," and which must be an Eligible Account.

          "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

          "Combined Loan-to-Value Ratio": As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan as of the Cut-off Date plus the principal balance of any related senior mortgage loan or loans, if any, at origination of the Mortgage Loan, and the denominator of which is the Value of the related Mortgaged Property.

          "Commission": The United States Securities and Exchange Commission.

          "Compensating Interest": As defined in Section 3.27 hereof.

          "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

          "Corporate Trust Office": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention:
Structured Finance, C-BASS 2006-CB2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer and the Seller.

          "Cross-Over Situation": For any Distribution Date and for each Loan Group (after taking into account principal distributions on such Distribution
Date) with respect to the Class A Interest and Class B Interests, the Class A and Class B Interests corresponding to any Loan Group are in the aggregate less than 1% of the Subordinate Component Balance of the Loan Group to which they correspond.

          "Custodial Agreement": The Custodial Agreement, dated as of February 1, 2006, among the Trustee, the Servicer and the Custodian, as the same may be amended or supplemented pursuant to the terms thereof, which is attached hereto as Exhibit R.

          "Custodial File": With respect to each Mortgage Loan, the file retained by the Trustee or the Custodian consisting of items in Section 2.01(a)(i)-(vi).

          "Custodian": The Bank of New York, a New York banking corporation, or any successor custodian appointed pursuant to the terms of the Custodial Agreement.

          "Cut-off Date": February 1, 2006.

          "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

          "Data Tape Information": With respect to each Mortgage Loan, the following information as of the Cut-off Date provided by the Seller to the Depositor pursuant to the Purchase Agreement: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip codes; (4) a code indicating whether the Mortgagor is self-employed; (5) as to each Mortgage Loan, the Stated Principal Balance as of the Cut-off Date; (6) the Index; (7) a code indicating whether the Mortgaged Property is owner-occupied; (8) the number and type of residential units constituting the Mortgaged Property; (9) the original stated months to maturity; (10) the original amortization months to maturity; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the Cut-off Date; (13) the first date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (14) the "paid through date" based on payments received from the related Mortgagor; (15) the original principal amount of the Mortgage Loan; (16) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate; (17) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate; (18) with respect to each Adjustable Rate Mortgage Loan, the initial Periodic Mortgage Rate Cap;
(19) with respect to each Adjustable Rate Mortgage Loan, the subsequent Periodic Mortgage Rate Cap; (20) with respect to each Adjustable Rate Mortgage Loan, the first payment Adjustment Date immediately following the Cut-off Date; (21) with respect to each Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date immediately following the Cut-off Date; (22) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (23) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Rate adjustment period; (24) the type of Mortgage Loan (i.e., Fixed Rate or Adjustable Rate Mortgage Loan); (25) lien position (i.e., First-Lien or Second-Lien Mortgage Loan); (26) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (27) a code indicating the documentation style (i.e., full, asset verification, income verification and no documentation); (28) the credit risk score (FICO score); (29) the loan credit grade classification (as described in the underwriting guidelines); (30) the Mortgage Rate at origination; (31) the Mortgage Rate as of the Cut-off Date; (32) the value of the Mortgaged Property; (33) a code indicating the term and amount of Prepayment Charges applicable to such Mortgage Loan (including any prepayment penalty term), if any; (34) with respect to each First-Lien Mortgage Loan, the Loan-to-Value Ratio at origination, and with respect to each Second-Lien Mortgage Loan, the Combined Loan-to-Value Ratio at origination; (35) a code indicating the documentation style, as required by Standard & Poor's criteria; (36) asset verification (Y/N); (37) the date of origination; (38) a code indicating whether the Mortgage Loan is a Balloon Loan; (39) the Due Date for the first Scheduled Payment; (40) the original Scheduled Payment due; (41) the debt-to-income ratio with respect to the Mortgage Loan; (42) the Mortgage Rate calculation method (i.e., 30/360, simple interest, other); (43) a code indicating whether the Mortgage Loan is a Home Loan; (44) appraisal verification (Y/N); (45) type of appraisal verification, if any; and (46) with respect to Second-Lien Mortgage Loans, the outstanding principal balance of the superior lien at origination. With respect to the Mortgage Loans in the aggregate, the Data Tape Information shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          "DBRS": Dominion Bond Rating Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "DBRS" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission. If DBRS is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(c) the address for notices to DBRS shall be Dominion Bond Rating Service, 55 Broadway, 15th Floor, New York, New York 10006, Attention: Quincy Tang, or such other address as DBRS may hereafter furnish to the Depositor, the Trustee and the Servicer.

          "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

          "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

          "Definitive Certificates": Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          "Delinquent": Any Mortgage Loan with respect to which the Monthly Payment and/or any Escrow Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan or any Mortgage Loan with respect to which any Servicing Advances made on or before the Cut-off Date has not been reimbursed by the related Mortgagor. "Depositor": Bond Securitization, L.L.C., a Delaware limited liability company, or any successor in interest.

          "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (nor the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

          "Disqualified Non-U.S. Person": With respect to a Residual Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective IRS Form W-8ECI or (ii) a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

          "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.09 which shall be entitled "Distribution Account, U.S. Bank National Association, as Trustee, in trust for the registered Holders of 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2" and which must be an Eligible Account.

          "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on March 27, 2006.

          "Distribution Information": The items calculated and reported by the Trustee pursuant to Section 4.03(a)(i)-(iii), (xiv)-(xxi), (xxiii), and (xxvii)- (xxxi) and any other information included in the Monthly Statement aggregated or calculated by the Trustee from (a) information contained in the Remittance Report or (b) other information furnished to the Trustee by the Servicer pursuant to Section 4.01(e).

          "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

     "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-2" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee.

          "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan, (iii) if an Adjustable-Rate Mortgage Loan, have a Maximum Loan Rate not less than the Maximum Loan Rate for the Defective Mortgage Loan, (iv) if an Adjustable-Rate Mortgage Loan, have a Minimum Loan Rate not less than the Minimum Loan Rate of the Defective Mortgage Loan, (v) if an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (vi) have the same Due Date as the Defective Mortgage Loan; (vii) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, an Eligible Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the substituted Mortgage Loan, (viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective

Mortgage Loan, (ix) be current as of the date of substitution, (x) have a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (xi) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Defective Mortgage Loan, (xii) have been reunderwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan, and (xiii) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Combined Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "ERISA-Restricted Certificate": Any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4, Class P, Class CE, Class R-X and Class R Certificates, and any Certificates of any other Class that has ceased to satisfy the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (August 22, 2002), or any substantially similar exemption.

          "Escrow Account": The account or accounts created and maintained pursuant to Section 3.11.

          "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

          "Estate in Real Property": A fee simple estate in a parcel of real property.

          "Event of Default": As defined in Section 7.01.

          "Exchange Act": As defined in Section 8.12(a).

          "Expense Fee": As to each Mortgage Loan and any Distribution Date, the product of the related Expense Fee Rate and its Stated Principal Balance as of that Distribution Date.

          "Expense Fee Rate": With respect to each Mortgage Loan and any Distribution Date, the sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

          "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

          "Fannie Mae": The Federal National Mortgage Association, or any successor thereto.

          "Fannie Mae Guides": The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

          "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

          "Fidelity Bond": Shall have the meaning assigned thereto in Section 3.15.

          "Final Maturity Reserve Fund": The separate fund created and initially maintained by the Trustee pursuant to Section 3.09 in the name of the Trustee for the benefit of the Holders of the Certificates and designated "US Bank National Association in trust for registered holders of C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2" Funds in the Final Maturity Reserve Fund shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

          "Final Maturity Reserve Fund Cap": For any Distribution Date beginning on the Distribution Date in March 2014 and on each Distribution Date up to and including the Final Maturity Reserve Funding Date, the Stated Principal Balance for such Distribution Date set forth in Annex C to the Prospectus Supplement.

          "Final Maturity Reserve Funding Date": The earlier of (i) the Distribution Date on which the amount on deposit in the related Final Maturity Reserve Fund is equal to the applicable Final Maturity Reserve Fund Cap and
(ii) the Last Scheduled Distribution Date.

          "Final Maturity Reserve Rate": Before the Distribution Date in March 2014, 0.00%. On and after each Distribution Date starting in March 2014, an annual rate equal to 1.41%.

          "Final Maturity Trust": The separate trust created under this Agreement pursuant to Section 4.08.

          "Final Maturity Trustee": US Bank National Association, not in its individual capacity, but solely in its capacity as trustee of the Final Maturity Trust for the benefit of the Holders of the Certificates under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

          "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

          "Fitch": Fitch, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission. For purposes of Section 10.05(c) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: MBS Monitoring - Bond Securitization, L.L.C. Trust 2006-CB2, or such other address as Fitch may hereafter furnish to the Depositor and the Servicer.

          "Fixed Rate Certificates": The Class AF Certificates and the Class B Certificates.

          "Fixed-Rate Mortgage Loan": A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

          "Floating Rate Certificates": The Class AV Certificates and the Class M Certificates.

          "Foreclosure Price": The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

          "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

          "Group 1 Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 1 Mortgage Loans or to Compensating Interest paid by the Servicer with respect to the Group 1 Mortgage Loans.

          "Group 1 Maximum Rate Cap": With respect to the Group 1 Mortgage Loans as of any Distribution Date, a per annum rate of the product of (i) 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group 1 Mortgage Loans at their Maximum Loan Rate for the related Interest Accrual Period, net of Expense Fees related to the Group 1 Mortgage Loan for that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

          "Group 1 Net WAC Cap": With respect to Group 1 Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 12 times the quotient of (x) the total scheduled interest on the Group 1 Mortgage Loans for the related Interest Accrual Period, net of Expense Fees related to the Group 1 Mortgage Loans for that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the first day of the related Collection Period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

          "Group 1 Principal Distribution Amount": With respect to any Distribution Date, (i) before the Stepdown Date or as to which a Trigger Event is in effect, the product of (1) the Principal Distribution Amount for that Distribution Date and (2) the Class AV Principal Allocation Percentage for that Distribution Date and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balance of the Class AV Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 58.20% and (ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period and (B) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period minus the product of (i) 0.50% and
(ii) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans on the Cut off Date.

          "Group 1 Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Group 1 Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer on the Group 1 Mortgage Loans during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer on the Group 1 Mortgage Loans during the related Prepayment Period and the Insurance Proceeds, Condemnation Proceeds and Subsequent Recoveries received by the Servicer with respect to the Group 1 Mortgage Loans during that Collection Period, (iv) with respect to Defective Mortgage Loans that are Group 1 Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received with respect to Group 1 Mortgage Loans on or prior to the previous Determination Date and not yet distributed and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal on the Group 1 Mortgage Loans.

          "Group 1 Senior Cap Account": As defined in Section 4.05 hereof.

          "Group 1 Senior Cap Agreement": The interest rate cap agreement, dated February 28, 2006 between the Cap Provider and the Trustee, relating to the Class AV Certificates.

          "Group 2 Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 2 Mortgage Loans or to Compensating Interest paid by the Servicer with respect to the Group 2 Mortgage Loans.

          "Group 2 Maximum Rate Cap": With respect to Group 2 Mortgage Loans as of any Distribution Date, a per annum product of (i) 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group 2 Mortgage Loans at their Maximum Loan Rates for the related Interest Accrual Period, net of Expense Fees related to the Group 2 Mortgage Loans for that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period, expressed on the basis of an assumed 360-day year consisting of twelve 30-day months.

          "Group 2 Net WAC Cap": With respect to Group 2 Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 12 times the quotient of (x) the total scheduled interest on the Group 2 Mortgage Loans for the related Interest Accrual Period, net of Expense Fees related to the Group 2 Mortgage Loans for that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the first day of the related Collection Period, expressed on the basis of an assumed 360-day year consisting of twelve 30-day months.

     "Group 2 Principal Distribution Amount": With respect to any Distribution Date, (i) before the Stepdown Date or as to which a Trigger Event is in effect, the product of (1) the Principal Distribution Amount for that Distribution Date and (2) the Class AF Principal Allocation Percentage for that Distribution Date and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balances of the Class AF Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 58.20% and (ii) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period and (B) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Collection Period minus the product of (i) 0.50% and
(ii) the aggregate Stated Principal Balance of the Group 2 Mortgage Loans on the Cut off Date.

          "Group 2 Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Group 2 Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer on the Group 2 Mortgage Loans during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer on the Group 2 Mortgage Loans during the related Prepayment Period and the Insurance Proceeds, Condemnation Proceeds and Subsequent Recoveries received by the Servicer with respect to the Group 1 Mortgage Loans during that Collection Period, (iv) with respect to Defective Mortgage Loans that are Group 2 Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received with respect to Group 2 Mortgage Loans on or prior to the previous Determination Date and not yet distributed and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal on the Group 2 Mortgage Loans.

          "Group Subordinate Amount": For any Distribution Date (i) for the Group 1 Mortgage Loans, will be equal to the excess of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Collection Period over the aggregate Certificate Principal Balance of the Class AV Certificates immediately prior to such Distribution Date and (ii) for the Group 2 Mortgage Loans, will be equal to the excess of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Collection Period over the aggregate Certificate Principal Balance of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates immediately prior to such Distribution Date.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

          "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Index": With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

          "Initial Certificate Principal Balance": With respect to any Certificate other than a Class P, Class CE or Residual Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

          "Initial Overcollateralization Amount": $14,280,898.15.

          "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Interest Accrual Period": With respect to any Distribution Date and
(i) with respect to the Floating Rate Certificates, the period from and including the preceding Distribution Date through and including the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from and including the Closing Date through and including the day prior to the current Distribution Date), and (ii) with respect to (x) the Fixed Rate Certificates and the Class CE Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Interest Carry Forward Amount": For any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately priot to the current Distribution Date and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

          "Interest Percentage": With respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all classes in each case with respect to such Distribution Date and without taking into account any Relief Act Interest Shortfalls for such Distribution Date.

          "Intermediate REMIC Regular Interest": As defined in the Preliminary Statement.

          "IRS": The Internal Revenue Service.

          "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

          "Lender": As defined in Section 3.30 hereof.

          "LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

          (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

          (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B Certificates; and

          (iii) If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Distribution Date.

          "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

          "LIBOR Determination Date": With respect to the Floating Rate Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

          "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section
10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 3.13 or Section 10.01.

          "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

          "Liquidation Report": As to any Distribution Date, the report with respect to any Liquidated Mortgage Loans for such Distribution Date in such form and containing such information as is agreed to by the Servicer and the Trustee.

          "Loan Group": Any of Loan Group 1 or Loan Group 2, as applicable.

          "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

          "Master REMIC Regular Interest": As defined in the Preliminary Statement.

          "Maximum Loan Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

          "Mezzanine Cap Account": As defined in Section 4.05 hereof.

          "Mezzanine Cap Agreement": The interest rate cap agreement, dated February 28, 2006, between the Cap Provider and the Trustee, relating to the Class M Certificates.

          "Minimum Loan Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

          "Monthly Excess Cashflow Amount": With respect to each Distribution Date, the sum of the Monthly Excess Interest Amount for such Distribution Date, the Overcollateralization Release Amount for such Distribution Date and (without duplication) any portion of the Principal Distribution Amount remaining after all distributions have been made pursuant to Section 4.02(a) hereof on such Distribution Date.

          "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount for such Distribution Date exceed the aggregate amount distributed on such Distribution Date pursuant to paragraphs
(a) through (c) under Section 4.02(d) hereof, plus interest on the Overcollateralization Amount accrued during the Interest Accrual Period related to that Distribution Date.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

          "Monthly Statement": The statement delivered to the Certificateholders pursuant to Section 4.03.

          "Moody's": Moody's Investors Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(c) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File": The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

          "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

          "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

          "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, dated as of February 1, 2006, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor, a form of which is attached hereto as Exhibit P.

     "Mortgage Loan Schedule": As of any date (i) with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

     (1)  the Seller's Mortgage Loan identifying number;

     (2)  the city, state, and zip code of the Mortgaged Property;

     (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

     (4)  the occupancy status of the Mortgaged Property at origination;

     (5)  the original months to maturity;

     (6)  the date of origination;

     (7)  the first payment date;

     (8)  the stated maturity date;

     (9)  the stated remaining months to maturity;

     (10) the original principal amount of the Mortgage Loan;

     (11) the Principal Balance of each Mortgage Loan as of the Cut-off Date;

     (12) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off
          Date;

     (13) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

     (14) the contractual interest paid to date of the Mortgage Loan;

     (15) if the Mortgage Loan is not owner-financed, the Combined Loan-to-Value Ratio at origination;

     (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

     (17) a code indicating whether the Mortgaged Property is in bankruptcy or in its forbearance period as of the Cut-off Date;

     (18) [reserved];

     (19) a code indicating the Index that is associated with such Mortgage
          Loan;

     (20) the Gross Margin;

     (21) the Periodic Rate Cap;

     (22) the Minimum Loan Rate;

     (23) the Maximum Loan Rate;

     (24) a code indicating whether the Mortgage Loan has a prepayment penalty and the type of prepayment penalty;

     (25) the first Adjustment Date immediately following the Cut-off Date;

     (26) the rate adjustment frequency;

     (27) the payment adjustment frequency;

     (28) a code indicating whether the Mortgage Loan is owner-financed;

     (29) a code indicating whether the Mortgage Loan is an interest only Mortgage Loan and, if so, the interest only period at origination;

     (30) a code indicating whether the Mortgage Loan is a Second Lien Mortgage Loan.

     The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

          "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Pool": The pool of Mortgage Loans, identified on Schedule I from time to time, and any REO Properties acquired in respect thereof.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

          "Mortgagor": The obligor on a Mortgage Note.

          "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of unreimbursed Advances, unreimbursed Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

          "Net Mortgage Interest Rate": With respect to any Mortgage Loan and any Collection Period, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate for such Mortgage Loan and such Collection Period.

          "Net WAC Cap Carryover Amounts": If on any Distribution Date, the Accrued Certificate Interest for any of the Offered Certificates or Class B Certificates is based upon the Adjusted Group 1 Net WAC Cap (with respect to the Class AV Certificates), Adjusted Group 2 Net WAC Cap (with respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates) and the Adjusted Subordinate Net WAC Cap (with respect to the Class M and Class B Certificates), the excess of (i) the amount of interest such class would have been entitled to receive on such Distribution Date based on clauses (1) and
(3) only of its Pass-Through Rate over (ii) the amount of interest such class was entitled to receive on such Distribution Date based on the Adjusted Group 1 Net WAC Cap, the Adjusted Group 2 Net WAC Cap and the Adjusted Subordinate Net WAC Cap, as applicable, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate (based on clauses (1) and (3) only of its Pass-Through Rate) on such class).

          "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "Non-Permitted Transferee": A Person other than a Permitted
Transferee.

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

          "Non-U.S. Person": A person that is not a U.S. Person.

          "Notice of Final Distribution": The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          "Offered Certificates": The Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates.

          "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

          "Optional Termination Date": The first Distribution Date on which the Servicer (or an Affiliate) may elect to terminate the Mortgage Pool pursuant to Section 9.01.

          "Original Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to the Class P, Class CE and Residual Certificates, which have an Original Certificate Principal Balance of zero.

          "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates and the Class B Certificates (after taking into account all distributions of principal on such Distribution
Date).

          "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balance of all Classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

          "Overcollateralization Release Amount": With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates and the Class B Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, zero.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Remittance Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Collection Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.01.

     "Pass-Through Margin": For each Class of Classes of Certificates specified below for each Distribution Date is as follows:

                                                  (1)               (2)
                                            ----------------  ---------------
 Class AV.................................       0.190%           0.380%
 Class M-1................................       0.370%           0.555%
 Class M-2................................       0.380%           0.570%
 Class M-3................................       0.400%           0.600%
 Class M-4................................       0.510%           0.765%
 Class M-5................................       0.520%           0.780%
 Class M-6................................       0.600%           0.900%
 Class M-7................................       1.130%           1.695%

 ----------

              (1) For the Interest Accrual Period for each Distribution Date occurring on or prior to the first possible Optional Termination Date.
              (2) For each other Interest Accrual Period.



          "Pass-Through Rate": For each Class of Offered Certificates and Class B Certificates will be as set forth below:

     (a) for the Class AV Certificates, a per annum rate equal to the least of
(1) One-Month LIBOR plus the related Pass-Through Margin for that Class and that Distribution Date, (2) the Group 1 Net WAC Cap and (3) the Group 1 Maximum Rate Cap;

     (b) for each Class of Class AF Certificates, a per annum rate equal to the least of (1) the fixed coupon for that Class and that Distribution Date,
(2) the Group 2 Net WAC Cap and (3) the Group 2 Maximum Rate Cap;

     (c) for each Class of Class M Certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related Pass-Through Margin for the applicable Class and that Distribution Date, (2) the Subordinate Net WAC Cap and (3) the Subordinate Maximum Rate Cap; and

     (d) for each Class of Class B Certificates, a per annum rate equal to the least of (1) the fixed coupon for that Class and that Distribution Date, (2) the Subordinate Net WAC Cap and (3) the Subordinate Maximum Rate Cap.



          "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

          "PCAOB": The Public Company Accounting Oversight Board.

          "Percentage Interest": With respect to any Certificate (other than a Class P or Class CE or Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Certificate Principal Balance of the related Class. With respect to a Class CE, Class P or Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

          "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease
(without regard to the Maximum Loan Rate or the Minimum Loan Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

          "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and Moody's and the highest available rating category of Fitch and DBRS and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and Fitch and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or Affiliates thereof having the highest rating category by the applicable Rating Agency; and

                  (vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in
Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is a Disqualified Non-U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and
(vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, fee or charge payable by the a Mortgagor in connection with any Principal Prepayment pursuant to the terms of the related Mortgage Note.

                  "Prepayment Charge Schedule": As of the Cut-off Date, a list attached hereto as Schedule II (including the Prepayment Charge summary attached thereto), setting forth the following information with respect to each prepayment penalty:

                  (i)   the Mortgage Loan identifying number;

                  (ii)  a code indicating the type of Prepayment Charge;

                  (iii) the state of origination of the related Mortgage
Loan;

                  (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

                  (v)   the term of the related Prepayment Charge; and

                  (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date.

                  The Prepayment Charge Schedule shall be amended from time to time by the Servicer in accordance with the provisions of this Agreement and a copy of each related amendment shall be furnished by the Servicer to the Trustee and the Class P and Class CE Certificateholders.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

                  "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  "Primary Insurance Policy": Each policy of primary guaranty mortgage insurance issued by a Qualified Insurer in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer pursuant to Section 3.13.

                  "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus all collections credited against the principal balance of any such Mortgage Loan and the principal portion of Advances. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

                  "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal Relocation Payment": A payment from any Loan Group to a REMIC 1 Regular Interest other than a Regular Interest corresponding to that Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Remittance Amount from a Loan Group and shall include a proportionate allocation of Realized Losses from the Mortgage Loans of such Loan Group.

                  "Principal Remittance Amount": With respect to any Distribution Date, the sum of the Group 1 Principal Remittance Amount and the Group 2 Principal Remittance Amount.

                  "Private Certificates": Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class P, Class CE and Residual Certificates.

                  "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                   "Prospectus Supplement": That certain Prospectus Supplement dated February 28, 2006 relating to the public offering of the Offered Certificates.

                  "PTCE 95-60":  As defined in Section 5.02(b).

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 9.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Sections 4.01 and 4.02, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property,
(iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation including any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

                  "Qualified Insurer": Any insurance company acceptable to Fannie Mae or Freddie Mac.

                  "Rating Agency" or "Rating Agencies": DBRS, Fitch, Moody's and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

                  "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of liquidation, exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. To the extent the Servicer receives Subsequent Recoveries with respect to any Liquidated Mortgage Loan, the amount of the Realized Loss with respect to that Liquidated Mortgage Loan will be reduced by such Subsequent Recoveries.

                  "Record Date": With respect to all of the Floating Rate Certificates and any Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. With respect to the Fixed Rate Certificates and the Class P, Class CE and Residual Certificates and any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date).

                  "Reference Banks":  As defined in Section 4.04.

                  "Regular Certificate": Any of the Offered Certificates, the Class B Certificates, the Class P Certificates and the Class CE Certificates.

                  "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

                  "Relief Act": The Servicemembers Civil Relief Act, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state laws, the amount by which (i) interest collectible on such

Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state laws.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions:" Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Regular Interest": Any of the Master REMIC Regular Interests, the Intermediate REMIC Regular Interests, the Subsidiary REMIC Regular Interests and the Class CE Interest.

                  "Remittance Report": A report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.01(e), containing the information attached hereto as Exhibit [P].

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

                  "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

                  "Reportable Event":  As defined in Section 8.12(g).

                  "Request for Release": The Request for Release submitted by the Servicer to the Trustee or the Custodian, substantially in the form of Exhibit J.

                  "Required Deposit": For any Distribution Date after February 2016, the product of (a) the Final Maturity Reserve Rate, (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the due Date in the prior calendar month (after giving effect to Principal Prepayments in the Prepayment Period related to that prior Due Date) and (c) one-twelfth, until the amount on deposit in the Final Maturity Reserve Fund is equal to the Final Maturity Reserve Fund Cap.

                    "Residential Dwelling": Any one of the following: (i) a one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Certificates":  The Class R and Class R-X
Certificates.

                  "Residual Interest": The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

                  "Rule 144 Letter":  As defined in Section 5.02(b).

                   "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(c) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Bond Securitization, L.L.C. Trust 2006-CB2, or such other address as S&P may hereafter furnish to the Depositor and the Servicer.

                  "Sarbanes Certification":  As defined in Section 8.12(b).

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Seller": Credit-Based Asset Servicing and Securitization LLC, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

                  "Senior Certificate": Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

                  "Senior Certificateholders": Collectively, the Holders of the Senior Certificates.

                  "Senior Credit Support Depletion Date": The Distribution Date on which the aggregate Certificate Principal Balances of the Subordinate Certificates has been reduced to zero.

                  "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

                  "Senior Specified Enhancement Percentage": On any date of determination thereof, 41.80%.

                  "Servicer": Litton Loan Servicing LP, a Delaware limited partnership, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

                  "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

                  "Servicer Event of Default": One or more of the events described in Section 7.01.

                  "Servicer Remittance Date": With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "Servicer's Assignee":  As defined in Section 6.05(c) hereof.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses (including legal fees) incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and litigation, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.13 and 3.15. The Servicing Advances shall also include any reasonable "out-of-pocket" costs and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage in connection with any satisfaction or foreclosure in respect of any Mortgage Loan to the extent not recovered from the Mortgagor or otherwise payable under this Agreement. The Servicer shall not be required to make any Nonrecoverable Advances.

                  "Servicing Criteria": The "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as such may be amended from time to time a form of which as of the Closing Date are listed on Exhibit N.

                  "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

                  "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50% per annum.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Servicing Rights Pledgee": One or more lenders, selected by the Servicer, to which the Servicer may pledge and assign all of its right, title and interest in, to and under this Agreement pursuant to and as provided in Section 6.04.

                   "Similar Law":  As defined in Section 5.02(b).

                  "Special Hazard Losses": Realized Losses that result from direct physical damage to Mortgaged Properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

                  "Standard & Poor's Glossary": The Standard & Poor's LEVELS Glossary, in effect as of the Closing Date.

                  "Startup Day":  As defined in Section 8.11(b) hereof.

                  "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

                  "Stepdown Date": The earlier to occur of (x) the later to occur of (A) the Distribution Date in March 2009 and (B) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage, and (y) the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero.

                  "Subcontractor": Any third-party or Affiliated vendor, subcontractor or other Person utilized by a Servicer, a Subservicer, the Trustee or the Custodian, as applicable, that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans.

                   "Subordinate Certificates": The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

                  "Subordinate Component Balance": For any Distribution Date and for each Loan Group, the excess of the principal balance of such Loan Group as of the first day of the related Collection Period over the Certificate Principal Balance of the Senior Certificates related to such Loan Group on such Distribution Date (prior to all distributions to be made on such Distribution Date) (each adjusted as necessary to an effective rate reflecting the accrual of interest on an actual/360 basis for Loan Group 1 and on a 30/360 basis for Loan Group 2).

                  "Subordinate Maximum Rate Cap": With respect to the (i) Class M Certificates as of any Distribution Date, the weighted average of the Group 1 Maximum Rate Cap and the Group 2 Maximum Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) weighted on the basis of the Group Subordinate Amount for the Group 1 Mortgage Loans and the Group 2 Mortgage Loans and (ii) Class B Certificates as of any Distribution Date, the weighted average of the Group 1 Maximum Rate Cap and the Group 2 Maximum Rate Cap (expressed on the basis of an assumed 360-day year consisting of twelve 30-day months) weighted on the basis of the Group Subordinate Amount for the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively.

                  "Subordinate Net WAC Cap": With respect to (i) the Class M Certificates as of any Distribution Date, the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related Interest Accrual Period) weighted on the basis of the Group Subordinate Amount for the Group 1 Mortgage Loans and the Group 2 Mortgage Loans and (ii) Class B Certificates as of any Distribution Date, the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap (expressed on the basis of an assumed 360-day year consisting of twelve 30-day months) weighted on the basis of the Group Subordinate Amount for the Group 1 Mortgage Loans and Group 2 Mortgage Loans, respectively.

                  "Subsequent Recoveries": As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.09) specifically related to such Liquidated Mortgage Loan.

                  "Subservicer": Any Person that services Mortgage Loans on behalf of a Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by a Servicer under this Agreement, with respect to some or all of the Mortgage Loans, that are identified in Item 1122(d) of Regulation AB.

                  "Subservicing Account":  As defined in Section 3.08.

                  "Subservicing Agreements":  As defined in Section 3.02(a).

                  "Subsidiary REMIC Regular Interest": As defined in the Preliminary Statement.

                  "Substitution Adjustment Amount": As defined in Section 2.03 hereof.

                  "Targeted Overcollateralization Amount": As of any Distribution Date, (x) prior to the Stepdown Date, 1.50% of the initial Pool Balance and (y) on and after the Stepdown Date, (A) so long as a Trigger Event is not in effect as of such Distribution Date, the greater of (i) 0.50% of the initial Pool Balance and (ii) 3.00% of the Pool Balance as of the last day of the related Collection Period, or (B) if a Trigger Event is in effect as of such Distribution Date, the Targeted Overcollateralization Amount as of the immediately preceding Distribution Date. The Targeted Overcollateralization Amount will equal zero if Certificate Principal Balances of each of the Offered Certificates and the Class B Certificates have been reduced to zero.

                  "Tax Matters Person": The Holder of the Class R Certificates designated as "tax matters person" of each Trust REMIC, in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations
Section 301.6231(a)(7)-1.

                   "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the eight REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Telerate Page 3750": The display page currently so designated on the Moneyline Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price":  As defined in Section 9.01 hereof.

                  "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

                  "Transfer Affidavit":  As defined in Section 5.02(c).

                  "Transferor Certificate":  As described in Section 5.02(b).

                  "Trigger Event": With respect to any Distribution Date, if
(i) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 38.50% of the Senior Enhancement Percentage; or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received through the last day of such Collection Period) divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                Distribution Date Occurring In                    Percentage
                ------------------------------                    -----------

                March 2008 through February 2009                      1.15%
                March 2009 through February 2010                      2.55%
                March 2010 through February 2011                      4.00%

                March 2011 through February 2012                      5.15%
                March 2012 and thereafter                             5.80%



                  "Trust": C-BASS 2006-CB2 Trust, the trust created hereunder in Section 2.01(c).

                  "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which nine REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), and (v) the Collection Account, the Distribution Account, the Basis Risk Reserve Fund and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

                  "Trustee": U.S. Bank National Association, a national banking association, or any successor Trustee appointed as herein provided.

                  "Trustee Fee": With respect to any Distribution Date, the product of (x) one-twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

                  "Trustee Fee Rate": With respect to any Distribution Date, 0.002% per annum.

                  "Underwriters' Exemption": Any exemption listed under footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any successor exemption.

                  "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

                  "Unpaid Realized Loss Amount": With respect to each Class of Subordinate Certificates and any Distribution Date, the excess of (x) the cumulative amount of Applied Realized Loss Amounts allocated to such class pursuant to Section 4.04 for all Distribution Dates over (y) the cumulative amount of payments in respect of Unpaid Realized Loss Amounts to such Class for all prior Distribution Dates pursuant to Section 4.02
(b) and any reductions applied thereto as specified in Section 4.04 due to the receipt of Subsequent Recoveries.

                  "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and (ii) the sales price of the related Mortgaged Property.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Offered Certificates and the Class B Certificates shall be 98%. Such Voting Rights shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor, the Trustee or any of their respective Affiliates shall not be included in the calculation of Voting Rights; provided, further, that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded. The Class CE and Class P Certificates shall each be allocated 1% of the Voting Rights.

                  Class CE and Class P Certificates will each be allocated 1% of the voting rights.

                  "Weighted Average Net Mortgage Rate": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

                  "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

                  Section 1.02      Accounting.

                  Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Mortgage Loans.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) the Mortgage File for each such Mortgage Loan; (iii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) its interest in any insurance policies in respect of the Mortgage loans, (v) all proceeds of any of the foregoing, (vi) the rights of the Depositor under the Mortgage Loan Purchase Agreement and (vii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

                  In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver or cause to be delivered to, and deposit with the Custodian on behalf of the Trustee, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

         (i)      the original Mortgage Note, endorsed either (A) in blank or
                  (B) in the following form: "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

         (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

         (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2, without recourse";

         (iv) an original, or a certified copy thereof, of any intervening assignment of Mortgage showing a complete chain of assignments;

         (v) the original or a certified copy of lender's title insurance policy; and

         (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

                  The Servicer shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(a)(iii) hereof and, to the extent necessary, in
Section 2.01(a)(iv) hereof to be recorded. The Servicer shall be required to deliver such assignments for recording within 30 days of the Closing Date. The Servicer shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  If any of the documents referred to in Section 2.01(b)(ii),
(iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Seller shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

                  In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Servicer shall cause to be completed such endorsements "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2, without recourse."

                  In the event that any Assignments of Mortgage is not recorded or is improperly recorded (as a result of actions taken or not taken by a person other than the Servicer), neither the Servicer nor the Trustee shall have any liability for its failure to receive notices related to such Assignment of Mortgage.

                  The Depositor herewith delivers to the Trustee executed copies of the Mortgage Loan Purchase Agreement.

                  The parties hereto understand and agree that it is not intended that any Mortgage Loan be included in the Trust that is a "High Cost Home Loan" as defined by the Homeownership and Equity Protection Act of 1994 or any other applicable predatory or abusive lending law.

           Section 2.02 Acceptance by Trustee of the Mortgage Loans.


                  The Trustee acknowledges the receipt by the Custodian on its behalf, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that the Custodian on its behalf holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that the Custodian on its behalf holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify, or cause the Custodian to certify, in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Data Tape Information that corresponds to items (1), (2), (3), (9), (31) and (33) but only as to whether there is a Prepayment Charge) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File,
(iv) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording and (v) each Mortgage Note has been endorsed as provided in Section 2.01(a)(i) of this Agreement and each Mortgage has been assigned in accordance with Section 2.01(a)(iii) of this Agreement. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  Prior to the first anniversary date of this Agreement the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee, upon its notification by the Custodian, if applicable, shall so notify the Seller, the Depositor, the Trustee and the Servicer. In addition, upon the discovery by the Seller, Depositor, or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

         The Trustee is hereby directed to execute, deliver and perform its obligations under the Cap Agreements on the Closing Date and thereafter on behalf of the Holders of the Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates. The Seller, the Servicer, the Depositor and the Holders of the Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates by acceptance of their Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Agreements and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

         The Trustee is hereby directed to represent and warrant to the Cap Provider that the beneficial owner for United States federal income tax purposes of payments made under each Cap Contract is either:

     o a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury regulations (the "Regulations")) for United States federal income tax purposes, or
     o   a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

   Section 2.03 Repurchase or Substitution of Mortgage Loans by the Seller.


                  (a) Upon discovery or receipt from the Custodian of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or receipt from the Depositor, the Seller, the Servicer or the Custodian of written notice of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trustee (or the Custodian, as applicable) shall promptly notify the Seller and the Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period and such breach or defect materially and adversely affects the interests of the Certificateholders, the Trustee, shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and inform the Seller of its obligation to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that is susceptible to cure but that could not reasonably have been cured within such 120 day or 150 day period, if the Seller shall have commenced to cure such breach within such 120 day or 150 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and, upon receipt of written certification from the Servicer of such deposit, the Trustee shall cause the Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and neither the Trustee nor the Custodian shall have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). In addition to the foregoing, in case of a breach of the Seller's representation set forth in Section 3.01(f) of the Mortgage Loan Purchase Agreement, the Seller shall reimburse the Trust for all costs or damages incurred by the Trust as a result of a violation of any predatory or abusive lending laws referred to therein (such amount, the "Reimbursement Amount"). The Reimbursement Amount shall be delivered to the Servicer for deposit into the Collection Account within 10 days from the date the Seller was notified by the Trustee of the amount of all costs and damages. It is understood and agreed that the obligation of the Seller to pay the Reimbursement Amount for deposit into the Collection Account and either to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee, on behalf of the Certificateholders.

                  (b) [Reserved].

                  (c) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

                  (d) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Custodian on behalf of the Trustee, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by
Section 2.01(b), together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge (or cause the Custodian to acknowledge) receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review (or cause the Custodian to review) such documents as specified in Section 2.02 and deliver (or cause the Custodian to deliver) to the Servicer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver (or cause the Custodian to deliver) to the Servicer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

                  For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage
Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and upon receipt by the Trustee or the Custodian of the related Eligible Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, the Trustee shall cause the Custodian to release to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

                  In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

                  (e) Upon discovery by the Seller, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties in this Agreement. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the earlier of the discovery of the defect and receipt of notification of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.03(a), if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                  Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that any functions with respect to the custody, acceptance, inspection, review and release of the Mortgage Files pursuant to Sections 2.01, 2.02 and 2.03 and preparation and delivery of any acknowledgment of receipt or certification (including, without limitation, the certifications in the form of Exhibit F-1 and Exhibit F-2) shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Servicer.

                  Section 2.04 Representations and Warranties of the Seller with Respect to the Mortgage Loans.

                  The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Depositor that as of the Closing Date or as of such other date specifically provided herein:

                  (a) The representations and warranties made by the Seller pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement are hereby being made to the Trustee and are true and correct as of the Closing Date.

                  (b) Any written agreement between the Mortgagor in respect of a Mortgage Loan and the Servicer modifying such Mortgagor's obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a "Modified Mortgage Loan") involved the application of some assessment of the Mortgagor's ability to repay the Modified Mortgage Loan.

                  With respect to the representations and warranties set forth in this Section 2.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  Upon discovery by the Depositor, the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties contained in this Section that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery. Within ninety days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Seller set forth in this Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Depositor and to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

                  Section 2.05 Representations, Warranties and Covenants of the Servicer.


                  The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the certificate of formation or the limited partnership agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                  (iii) The Servicer is an approved seller/servicer of conventional mortgage loans for Fannie Mae and has not been suspended as a mortgagee or servicer by the FHA and has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is, and shall remain for as long as it is servicing the Mortgage Loans hereunder, in good standing as a servicer of mortgage loans for HUD, Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of HUD, Fannie Mae or Freddie Mac;

                  (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

                  (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

                  (viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

                  (ix) The Servicer has accurately and fully reported, and will continue to accurately and fully report, its borrower credit files to each of the credit repositories in a timely manner.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the Seller or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

                  Section 2.06  Representations and Warranties of the Seller.


                  The Seller hereby represents and warrants to the Trust and the Trustee on behalf of the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

                  (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

                  (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

                  (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

                  (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                  (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

                  (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency.

                  (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

                  (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal
         (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement.

                  (x) The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

                  (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

                  (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  Section 2.07  Covenants of the Seller.

                  (a) The Seller hereby covenants that except for the transfer to the Depositor, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however that nothing in this Section
2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (b) The Seller hereby covenants that neither it nor any Affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. Notwithstanding the foregoing, the Seller and its Affiliates shall be permitted to solicit a Mortgagor if the Seller or such Affiliate has received a request for verification of a mortgage, a request for demand for payoff, a Mortgagor initiated written or verbal communication indicating a desire to prepay or refinance the related Mortgage Loan, or the Mortgagor initiates a title search, or if the Mortgagor receives marketing materials which are generally disseminated.

                  Section 2.08   Execution and Delivery of Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian on behalf of the Trustee of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class P, Class CE and Residual Certificates) in minimum dollar denominations or $25,000 and integral dollar multiples of $1 in excess. The Class CE Certificates and the Residual Certificates are issuable only in minimum Percentage Interests of 10%. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

                  Section 2.09  Representations and Warranties of the Depositor.

                  The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

                  (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                  (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

                  (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

                  (v) The Depositor has been duly formed solely under the laws of the State of Delaware and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                  (vi) The Depositor is not in violation of its certificate of formation of limited liability agreement or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                  (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of formation, limited liability agreement or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

                  (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement;

                  (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                  (x) The Pooling and Servicing Agreement creates a valid and continuing "security interest" (as defined in Section 1-201(37) of the UCC) in each Mortgage Note in favor of the Trustee, which security interest is prior to all other liens and is enforceable as such against creditors of and purchasers from the Depositor. Each Mortgage Note constitutes "promissory notes" (as defined in Section 9-102(a)(65) of the UCC). Immediately before the assignment of each Mortgage Note to the Trustee, the Depositor had good and marketable title to such Mortgage Note free and clear of any lien, claim, encumbrance of any Person. All original executed copies of each Mortgage Note have been or shall be delivered to the Custodian within five Business Days following the Closing Date. Other than the security interest granted to the Trustee, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any Mortgage Note. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of any of the Mortgage Notes. The Depositor is not aware of any judgment or tax liens filed against the Depositor. None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

             Section 3.01 Servicer to Service the Mortgage Loans.


                  (a) For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                     (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor;

                     (ii) the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

                     (iii) the Servicer's obligation to make Advances; or

                     (iv) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

                  To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment in accordance with Accepted Servicing Practices, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee. The Servicer shall at its own expense be responsible for preparing and recording all lien releases and mortgage satisfactions in accordance with state and local regulations. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.16, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Subservicer such documents provided to the Trustee as are necessary or appropriate to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on behalf of the Trustee. The Trustee shall execute a separate power of attorney in the form of Exhibit O hereto, furnished to it by the Servicer, in favor of the Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder. The Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney and shall be indemnified by Servicer for any costs, liabilities or expenses incurred by the Trustee in connection with the Servicer's misuse of such power of attorney.

                  (b) Subject to Section 4.01(b), in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 4.01(b), and further as provided in
Section 3.11. Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  (c) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders. Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not (i) (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for a reduction of interest payments resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under
Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Trust REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup day" under the REMIC Provisions, or (iii) except as provided in Section 3.01(e), waive any Prepayment Charges. In connection with any modification pursuant to this Section 3.01, to the extent there are any unreimbursed P&I Advances or Servicing Advances, the Servicer shall reimburse itself for such amounts from the Collection Account.

                  (d) The Servicer and the Trustee shall each give prompt notice to other of any action, of which the Servicer or the Trustee, as applicable, has actual knowledge, that purports to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

                  (e) The Servicer may waive, in whole or in part, a Prepayment Charge only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (ii) such Prepayment Charge is not permitted to be collected by applicable law or (iii) if sufficient information is not available to enable the Servicer to collect the Prepayment Charge. If a Prepayment Charge is waived other than as permitted by the prior sentence, then the Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account from its own funds, without any right of reimbursement therefor, together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time.




                  The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

                  Section 3.02 Subservicing Agreements between the Servicer and Subservicers.


                  (a) The Servicer may enter into subservicing agreements with Subservicers, for the servicing and administration of the Mortgage Loans ("Subservicing Agreements"). The Servicer represents and warrants to the other parties hereto that, except as otherwise set forth herein, no Subservicing Agreement is in effect as of the Closing Date with respect to any Mortgage Loans required to be serviced by it hereunder. The Servicer shall give notice to the Depositor and the Trustee of any such Subservicer and Subservicing Agreement, which notice shall contain all information (including without limitation a copy of the Subservicing Agreement) reasonably necessary to enable the Trustee, pursuant to Section 8.12(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act). During the period when reports are required to be filed for the Trust under the Exchange Act, no Subservicing Agreement shall be effective until 30 days after such written notice is received by both the Depositor and the Trustee and thereafter shall be effective at the time the Servicer and any Subservicer enter into any such Subservicing Agreement. The Trustee shall not be required to review or consent to such Subservicing Agreements and shall have no liability in connection therewith.

                  (b) Each Subservicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee, without the consent of the Trustee. Any variation without the consent of the Trustee from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee and the Depositor copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (c) As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  (d) The Servicer shall cause any Subservicer engaged by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of this Section 3.02 and with Sections 3.24, 3.25, 6.02 and 6.05 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.12(f) of this Agreement. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to applicable Persons any servicer compliance statement required to be delivered by such Subservicer under Section 3.24 and any assessment of compliance report and related accountant's attestation required to be delivered by such Subservicer under Section 3.25, in each case as and when required to be delivered.

                  (e) Subject to the conditions set forth in this Section 3.02(e), the Servicer and any Subservicer engaged by the Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any such Subservicer (i) "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph. As a condition to the utilization by the Servicer or any such Subservicer of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any such Subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.24 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the applicable Persons any assessment of compliance report and related accountant's attestation required to be delivered by such Subcontractor under Section 3.25, in each case as and when required to be delivered.
                  Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and whether any such affiliate or third-party vendor meets the criteria in
Item 1108(a)(2)(i) through (iii) of Regulation AB. If the Servicer determines, pursuant to the preceding sentence, that such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB, then such Subcontractor shall be deemed to be a Subservicer for purposes of this Agreement (and shall not be required to meet the requirements of a Subservicer set forth in Section 3.02(b)), the engagement of such Subservicer shall not be effective unless and until notice is given pursuant to Section 3.02(a) and the Servicer shall comply with Section 3.02(d) with respect thereto.

                  Section 3.03      Successor Subservicers.

                  The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement; provided, however, that during the period when reports are required to be filed for the Trust under the Exchange Act, the termination, resignation or removal of a Subservicer shall be not be effective until 30 days after written notice is received by both the Depositor and the Trustee that contains all information reasonably necessary to enable the Trustee, pursuant to Section 8.12(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act). In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 3.02.

                  Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Depositor or the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Default).

                  Section 3.04  Liability of the Servicer.

                  (a) Subject to clause (b) below and Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Seller, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standards. The Servicer shall immediately notify the Trustee, the Depositor and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or Certificateholder in respect of such claim. The provisions of this Section
3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

                  (b) None of the Depositor, the Seller, the Servicer, or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Trust Fund or the Certificateholders or any other party to this Agreement for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

                  The Depositor, the Servicer, the Seller and any director, officer, employee or agent of the Depositor, the Seller or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer, the Seller, and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor, the Seller nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor, the Seller or the Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

                  Section 3.05 No Contractual Relationship between Subservicers and the Trustee.

                  Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee (or any successor Servicer) shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.


                  In the event the Servicer at any time shall for any reason no longer be the Servicer (including by reason of the occurrence of an Event of Default), the Trustee, or its designee or the successor Servicer if the successor is not the Trustee, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Trustee or the successor Servicer if the successor is not the Trustee, prior to the Trustee or the successor Servicer if the successor is not the Trustee, assuming such rights and obligations, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.03.

                  Upon such assumption, the Trustee, its designee or the successor servicer shall be deemed, subject to Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that
(i) the Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Depositor, the Trustee, their designees or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

                  The Servicer at its expense shall, upon request of the Trustee, its designee or the successor Servicer deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.


                  Section 3.07  Collection of Mortgage Loan Payments.

                  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 3.08  Subservicing Accounts.

                  In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more segregated accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be an Eligible Account and shall otherwise be acceptable to the Servicer. The Subservicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than two Business Days after the Subservicer's receipt thereof, all proceeds of Mortgage Loans received by the Subservicer less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Subservicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Subservicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

                  Section 3.09 Collection Account, Distribution Account and Final Maturity Reserve Fund.

                  (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts. Each Collection Account shall be an Eligible Account.

                  The Servicer shall deposit in the Collection Account on a daily basis within two Business Days of receipt, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans:

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate;

                  (iii) all Net Liquidation Proceeds and Subsequent
         Recoveries;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.15, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law; and

                  (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13.

                  Any interest paid on funds deposited in the Collection Account, subject to Section 3.14, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.09. The foregoing requirements for deposit from the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges that are not Prepayment Charges, and assumption fees need not be deposited by the Servicer in the Collection Account.

                  (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by the close of business New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account.

                  (c) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in
         Section 3.09. The Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

                  (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

                  (i)   any P&I Advances, as required pursuant to Section 4.01;

                  (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

                  (iii) any Prepayment Charges or amounts in connection with the waiver of such Prepayment Charges, in each case required to be deposited pursuant to Section 3.01;

                  (iv) any amounts required to be deposited in the Distribution Account pursuant to Sections 3.07, 3.17, 3.27 or 4.01; and

                  (v) any amounts required to be deposited by the Servicer pursuant to Section 3.13 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder.

                  (f) On the Closing Date, the Final Maturity Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Final Maturity Reserve Fund, and shall deposit $1,000 into the fund upon receipt from or on behalf of the Depositor of such amounts. The Final Maturity Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Final Maturity Reserve Fund will not constitute assets of the Trust Fund or any REMIC created hereunder.

         On each Distribution Date beginning on the Distribution Date in February 2016, if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years is greater than the amount specified in Schedule VIII for such Distribution Date, the Required Deposit for such Distribution Date will be deposited in the Final Maturity Reserve Fund pursuant to Section 4.02 until the amount on deposit in the Final Maturity Reserve Fund is equal to the Final Maturity Reserve Fund Cap for such Distribution Date.

         The Trustee shall make withdrawals from the Final Maturity Reserve Fund to make distributions pursuant to Section 4.07 exclusively.

         Funds in the Final Maturity Reserve Fund may be invested in Permitted Investments at the direction of the Holders of the Class CE Certificates, which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Final Maturity Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Final Maturity Trustee, for the benefit of the Holders of the Certificates. In the absence of such written direction, all funds in the Final Maturity Reserve Fund shall be uninvested. Any net investment earnings on such amounts shall be retained therein until withdrawn as provided in Section 3.14. Any losses incurred in the Final Maturity Reserve Fund in respect of any such investments shall be charged against amounts on deposit in that Final Maturity Reserve Fund (or such investments) immediately as realized. The Final Maturity Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Final Maturity Reserve Fund and made in accordance with this Section 3.05.

                  Section 3.10 Permitted Withdrawals From the Collection Account and the Final Maturity Reserve Fund.


                  The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

                  (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Sections 3.09;

                           (ii) to reimburse itself for (a) Advances; the
Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent payments of (a) principal and/or interest respecting which any such Advance was made or (b) Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds respecting which any such Servicing Advance was made or
(b) any unreimbursed Advances to the extent of funds held in the Collection Account for future distributions that were not included in Available Funds for the preceding Distribution Date (provided, however, any funds so applied will be replaced by the Servicer by deposit in the Collection Account no later than one Business Day prior to the Distribution Date on which such funds are required to be distributed) and to reimburse itself for any unreimbursed Advances and Servicing Advances made in connection with the modification of a Mortgage Loan;

                  (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed Advances to the extent that such amounts are deemed to be Nonrecoverable Advances (including those deemed to be Nonrecoverable Advances at the time a Mortgage Loan is modified), and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable from the disposition of REO Property pursuant to Section 3.19 hereof;

                  (iv)     to reimburse itself for any amounts paid pursuant to
         Section 3.19 (and not otherwise previously reimbursed);

                  (v) to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each

         Servicer Remittance Date) and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(ii);

                  (vi) to pay or reimburse itself for any amounts payable or paid pursuant to Section 6.03 (and not otherwise previously reimbursed); and

                  (vii) to clear and terminate the Collection Account upon the termination of this Agreement.

                  The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  The Trustee shall withdraw funds from the Final Maturity Reserve Fund for distribution to the Classes of Certificates in the manner specified in Section 4.07 (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to Section 4.07). In addition, the Final Maturity Trustee may from time to time make withdrawals from the Final maturity Reserve fund for the following purposes:

                  (i) to withdraw any amounts deposited in such Final Maturity Reserve Fund and not required to be deposited therein; and

                  (ii) to clear and terminate such Final Maturity Reserve Fund upon the termination of this Agreement pursuant to Section 9.01.



                  Section 3.11 Establishment of Escrow Accounts; Deposits in Escrow Account.


                  The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.

                  The Servicer shall deposit in the Escrow Account on a daily basis within two Business Days of receipt, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.12. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 3.12      Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement or
(viii) to transfer to the Collection Account any insurance proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

                  In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

                  Section 3.13 Payment of Taxes, Insurance and Other Charges; Collections Thereunder.


                  With respect to each first lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or Applicable Regulations. To the extent that a Mortgage does not provide for Escrow Payments, (i) the Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and
(ii) the Servicer shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

                  In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.10.

                  Section 3.14 Investment of Funds in the Collection Account and Distribution Account.

                  (a) The Servicer may direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. In the absence of such direction, funds in the Collection Account shall remain uninvested. Any such Permitted Investments shall be held to maturity, unless payable on demand. Funds in the Distribution Account shall be uninvested. Any investment of funds in the Collection Account shall be made in the name of the Servicer. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

                           (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                           (y)      demand payment of all amounts due
                                    thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

                  (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  The Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

                  Section 3.15 Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

                  (a) The Servicer shall cause to be maintained for each first lien Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property, (y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either the Mortgagor's insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best's Key

Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

                  (b) Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

                  (c) Fidelity Bond, Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie
Mac Servicer's Guide. The Servicer shall cause to be delivered to the Trustee proof of coverage of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that the surety and the insurer shall endeavor to notify the Trustee within thirty (30) days prior to such Fidelity Bond's and errors and omissions insurance policy's termination or material modification.

                  Section 3.16 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, except as set forth below, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Trustee and the Depositor to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note. In addition to the foregoing, the Servicer shall not be required to enforce any "due-on-sale" clause if in the reasonable judgment of the Servicer, entering into an assumption and modification agreement with a person to whom such property shall be conveyed and releasing the original Mortgagor from liability would be in the best interest of the Certificateholders.

                  The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian, as the case may be) the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee (or the Custodian, as the case may be) to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 3.17   Realization upon Defaulted Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including, extending the Mortgage Loan repayment date for a period of one year or reducing the Loan Rate.

                  In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the servicing standards set forth in the Fannie Mae Guide, including, without limitation, advancing funds for the payment of taxes and insurance premiums with respect to first lien Mortgage Loans.

                  Notwithstanding the foregoing provisions of this Section 3.17, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                  A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                  B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.05(ii).

                  If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

                  Section 3.18  Release of Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee (or the Custodian as the case may be) two executed copies of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee (or the Custodian as the case may be) shall promptly release the related Mortgage File, in trust to (i) the Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse, representation or warranty) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, representation or warranty if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee (or the Custodian, as the case may be) of two executed copies of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse, representation or warranty of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian, as the case may be) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee (or the Custodian, as the case may be) to the Servicer.

                  (c) Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages and (iv) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Combined Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.



                  Section 3.19  Title, Management and Disposition of REO
Property.


                  (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee or a nominee thereof, on behalf of the Certificateholders, or in the event the Trustee or a nominee thereof is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder.

                  (b) In the event that the Trust Fund acquires any REO
Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue
Service, more than 60 days
before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period, unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; or (ii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Collection Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.05.

                  Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage Servicing File and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

                  With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

                  The Servicer shall deposit or cause to be deposited, on a daily basis, within two Business Days of receipt, in the Collection Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

                  The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Trustee shall reasonably request.

                  The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

                  Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account for distribution on the succeeding Servicer Remittance Date in accordance with Section 4.01.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

                  (c) The Servicer may write-off any Second Lien Mortgage Loan that has been Delinquent for a period of 180 days or more if the Servicer determines that any amount that could be recovered on such Mortgage Loan would be less than the cost required to achieve such recovery.

                  Section 3.20  Notification of Adjustments.

                  On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Adjustable-Rate Mortgage Rate Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments. The Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such Mortgage Interest Rate adjustments and the Servicer's methods of implementing such Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless with respect to any Mortgage Interest Rate adjustments made by any prior servicer.

                  Section 3.21 Access to Certain Documentation and Information Regarding the Mortgage Loans.


                  The Servicer shall provide to the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Section 3.22    [Reserved].

                  Section 3.23    Servicing Compensation.

                  As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties). The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, customary real estate referral fees or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account and similar items, to the extent collected from Mortgagors.
                  Section 3.24    Annual Statement as to Compliance.

                  The Servicer, at its own expense, shall deliver or cause to be delivered, and shall cause each Subservicer engaged by such Servicer to deliver or cause to be delivered to the Depositor, the Rating Agencies and the Trustee on or before March 15th of each calendar year, commencing in 2007, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of such Servicer or Subservicer, as applicable, during the preceding calendar year and of performance under this Agreement, or the applicable Subservicing Agreement, as the case may be, has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, such Servicer or Subservicer, and each Subcontractor utilized by such Servicer and determined by such Servicer pursuant to Section 3.02(e) to be "participating in a servicing function" within the meaning of
Item 1122 of Regulation AB, as applicable, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officers and the nature and status thereof. Promptly after receipt of such Officer's Certificate, the Depositor shall review such Officer's Certificate and, if applicable, consult with the applicable Servicer as to the nature of any defaults by such Servicer or any related Subservicer in the fulfillment of any such Servicer's or any related Subservicer's obligations. The obligations of a Servicer or Subservicer under this Section apply to each Servicer that serviced a Mortgage Loan during the applicable period, whether or not such Servicer or Subservicer is acting as a Servicer or Subservicer at the time such Officer's Certificate is required to be delivered. For purposes of (ii) above, the Servicer or Subservicer will be entitled to rely reasonably upon a certification of any Subcontractor not affiliated with the Servicer or Subservicer. Notwithstanding anything to the contrary set forth herein, the statement required under this Section 3.24 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

                  Section 3.25 Assessment of Compliance with Servicing Criteria; Independent Public Accountant's Attestation.



                  (a) Not later than March 15th of each calendar year commencing in 2007, the Servicer and the Custodian (pursuant to the Custodial Agreement), each shall deliver, and the Servicer shall cause each Subservicer engaged by such Servicer and the Servicer and the Trustee shall cause each Subcontractor utilized by such Servicer and the Servicer shall cause each Subcontractor utilized by such Servicer and determined by such Servicer pursuant to Section 3.02(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to deliver, and not later than March 15 of each calendar year in which the annual report on Form 10-K for the Trust contemplated by this Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (or, if such March 15 is not a Business Day, the immediately preceding Business Day), the Trustee shall deliver and the Trustee shall cause each Subcontractor utilized by the Trustee and determined by the Trustee pursuant to Section 3.02(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to deliver, each at its own expense, to the Depositor and the Trustee, with a copy to the Rating Agencies, a report on an assessment of compliance with the Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the applicable Servicing Criteria, (C) such party's assessment of compliance with the applicable Servicing Criteria as of and for the period ending the end of the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 8.12, setting forth any material instance of noncompliance with the applicable Servicing Criteria, and (D) a statement that a registered public accounting firm has issued an attestation report on such Person's assessment of compliance with the applicable Servicing Criteria as of and for such period. Each such assessment of compliance report shall be delivered to the Depositor and shall address each of the Servicing Criteria applicable to such party specified on a certification substantially in the form of Exhibit N hereto delivered to the Depositor on the Closing Date. Notwithstanding anything to the contrary set forth herein, the statements and attestations required under this Section 3.25 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

                  (b) Not later than March 15th of each calendar year commencing in 2007, the Servicer shall and the Custodian (pursuant to the Custodial Agreement), and the Servicer shall cause each Subservicer engaged by such Servicer and each Subcontractor utilized by such Servicer and determined by such Servicer pursuant to Section 3.02(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB, to, cause, and not later than March 15 of each calendar year in which the Depositor's annual report on Form 10-K with respect to the transactions contemplated by this Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such March 15 is not a Business Day, the immediately preceding Business Day), the Trustee shall cause, each at its own expense, a registered public accounting firm (which may also render other services to such party) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee and the Depositor, with a copy to the Rating Agencies, to the effect that (i) it has obtained a representation regarding certain matters from the management of such Person, which includes an assertion that such Person has complied with the Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such Person's compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such Person's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. Each such related accountant's attestation report shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Notwithstanding anything to the contrary set forth herein, the statements and attestations required under this Section
3.25 with respect to any Subservicer or Subcontractor shall not be required to be delivered with respect to any year in which an annual report on Form 10-K for the Trust is not required to be filed pursuant to the Exchange Act.

                  (c) On the Closing Date, the Servicer, the Trustee and the Custodian (pursuant to the Custodial Agreement) shall furnish to the Depositor the Servicing Criteria, substantially in the form of Exhibit N hereto appropriately completed, to be subject of the assessment of compliance to be delivered pursuant to Section 3.25(a) by each of them (and in the case of the Servicer, each Subservicer engaged by such Servicer and in the case of the Servicer and Trustee each Subcontractor utilized by the Servicer or the Trustee, as applicable, and determined by such Servicer or the Trustee, as applicable, pursuant to Section 3.02(e) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB).


                  Section 3.26   Trustee to Act as Servicer.


                  (a) In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor, subject to the rights of the Servicing Rights Pledgee and in accordance with Section 7.02 hereof, shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter, except that the Trustee shall not be (i) liable for losses of the predecessor Servicer pursuant to Section 3.04 or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, (iii) responsible for expenses of the predecessor Servicer pursuant to Section 2.03, (iv) obligated to make Advances if it is prohibited from doing so by applicable law, (v) deemed to have made any representations and warranties of the Servicer hereunder or (vi) obligated to perform an obligation of the Servicer under Sections 3.24 or 3.25 with respect to any period of time during which the Trustee was not the Servicer. Any such assumption shall be subject to Section 7.02.

                  (b) Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed.

                  (c) If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor Servicer), subject to the rights of the Servicing Rights Pledgee, may, at its option, succeed to any rights and obligations of the Servicer under any Subservicing Agreement in accordance with the terms thereof; provided, that the Trustee (or any other successor Servicer) shall not incur any liability or have any obligations in its capacity as successor Servicer under a Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement arising prior to the date of such succession.

                  (d) The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement (if any) and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.


                  Section 3.27      Compensating Interest.

                  Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments in full on the Mortgage Loans during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received in the related Collection Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee for deposit in the Distribution Account in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

                  Section 3.28      Credit Reporting; Gramm-Leach-Bliley Act.


                  (a) With respect to each Mortgage Loan, the Servicer agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on the primary borrower of such Mortgage Loan to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis.

                  (b) The Servicer shall comply with Title V of the

Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related borrowers and shall provide all required notices thereunder.

                  Section 3.29   Optional Purchases of Mortgage Loans by
Servicer.

                  The Servicer (or an Affiliate of the Servicer) may, at its option, purchase a Mortgage Loan or REO Property which becomes 120 or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure, during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred with respect to such Mortgage Loan and ending on the last Business Day of such calendar quarter. If the Servicer (or an Affiliate of the Servicer) does not exercise its purchase right with respect to a Mortgage Loan during the period specified in the preceding sentence, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding sentence only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 days Delinquent again. The "Initial Delinquency Date" of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent. Prior to any purchase pursuant to this Section 3.29, the Servicer shall be required to continue to make monthly advances pursuant to Section 3.30. The Servicer shall not use any procedure in selecting Mortgage Loans to be purchased which is materially adverse to the interests of the Certificateholders. The Servicer shall purchase such (i) Delinquent Mortgage Loan at a price equal to the Principal Balance of the Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest has last been paid to the Trust Fund to the date of purchase plus any unreimbursed Servicing Advances and Advances or (ii) REO Property at its fair market value as determined in good faith by the Servicer. Any such purchase of a Mortgage Loan or REO Property pursuant to this Section
3.16 shall be accomplished by delivery to the Trustee for deposit in the Distribution Account of the amount of the Purchase Price. The Trustee shall immediately effectuate the conveyance of such Delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

                  Section 3.30   Advance Facility.

                  (a) The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility"), the documentation for which complies with Section 3.30(d) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an "SPV"), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or
(iii) a lender (a "Lender"), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an "Advance Financing Person"), and/or (2) an Advance Financing Person agrees to fund all the Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to the Servicer. Notwithstanding the existence of any Advance Facility under which an

Advance Financing Person agrees to fund Advances and/or Servicing Advances,
(A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Servicer's Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

                  (b) If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Trustee at the address set forth in Section 11.05 hereof a written notice (an "Advance Facility Notice"), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the "Servicer's Assignee") that will, subject to Section 3.30(d) hereof, have the right to make withdrawals from the Collection Account pursuant to Section 3.10 hereof to reimburse previously unreimbursed Advances and/or Servicing Advances ("Advance Reimbursement Amounts"). Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Advances and/or Servicing Advances for which the Servicer would be permitted to reimburse itself in accordance with Section 3.10 hereof, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s) and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 3.02 hereof to the extent permitted under
Section 3.30(e) below.

                  (c) Notwithstanding the existence of an Advance Facility, the Servicer, on behalf of the Advance Financing Person and the Servicer's Assignee, shall be entitled to receive reimbursements of Advances and/or Servicing Advances in accordance with Section 3.10 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Trustee in the manner set forth in Section 6.04 hereof. Upon receipt of such written notice, the Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Servicer's Assignee shall immediately have the right to receive from the Collection Account all Advance Reimbursement Amounts. Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer's Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder pursuant to Section 6.04 of this Agreement and shall not otherwise be entitled to make withdrawals of or receive Advance Reimbursement Amounts that shall be deposited in the Distribution Account pursuant to Section 3.09 hereof and (ii) none of the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Advance Reimbursement Amounts to which the Servicer or Servicer's Assignee, as applicable, shall be entitled pursuant to Section 3.30 hereof. An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person. Written notice of such termination shall be delivered to the Trustee in the manner set forth in Section 10.05 hereof. The Trustee shall have no duty or liability with respect to the calculation of any Advance Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on such Servicer's report of the amount of Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from such Servicer to the Trustee pursuant to Section 4.01. Such Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advance Financing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

                  (d) As between a predecessor Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which an Advance and/or Servicing Advance shall have been made and be outstanding shall be allocated on a "first-in, first out" basis. In the event the Servicer's Assignee shall have received some or all of an Advance Reimbursement Amount related to Advances and/or Servicing Advances that were made by a Person other than such predecessor Servicer or its related Advance Financing Person in error, then such Servicer's Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount. Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer's Assignee.

                  (e) For purposes of any Officer's Certificate of the Servicer made pursuant to Section 4.01, any Nonrecoverable Advance referred to therein may have been made by such Servicer or any predecessor Servicer. In making its determination that any Advance or Servicing Advance theretofore made has become a Nonrecoverable Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Advance or Servicing Advance shall have been made by the Servicer or any predecessor Servicer.

                  (f) The Trustee shall not, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor Advance Reimbursement Amounts or any Advance Facility, and, except as expressly provided in Section 3.30(c) above, is not and shall not be obligated to make any payment with respect to any Advance Reimbursement Amount. The Servicer hereby indemnifies the Trustee, the Trust Fund and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee or the successor Servicer, or failure by the successor Servicer or the Trustee to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Trustee, and the passage of any applicable cure or grace period, such that a Servicer Event of Termination under this Agreement occurs or such entity is subject to termination for cause under this Agreement.

                                  ARTICLE IV

                  DISTRIBUTIONS AND ADVANCES BY THE SERVICER

                  Section 4.01      Advances.

                  (a) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.01(d), (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee and other than the portion of the Monthly Payment representing principal on any second lien Mortgage Loan or with respect to any REO Property), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of only the interest portion of the Monthly Payments (net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property deposited in the Collection Account pursuant to Section 3.09 for distribution on such Distribution Date. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for the such Balloon Mortgage Loan. The Servicer shall not be obligated to make any Advance with respect to Simple Interest Mortgage Loans.

                  (b) On or before the close of business New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. In addition, the Servicer shall have the right to reimburse itself for any P&I Advances previously made from the Collection Account to the extent of funds held therein for future distribution pursuant to Section 3.10. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to P&I Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the P&I Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

                  (c) The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until the earlier of such time as such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

                  (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor and the Trustee.

                  (e) On the 18th day of each month or, if such date is not a Business Day, the first Business Day immediately following such 18th day, the Servicer shall deliver to the Trustee by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Servicer shall forward to the Trustee by overnight mail a computer readable magnetic tape or diskette or in such other medium as may be agreed between the Servicer and the Trustee containing the information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business New York time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.02 and to prepare the statements to Certificateholders contemplated by Section 4.03. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

                  Section 4.02      Priorities of Distributions.

                  (a) On each Distribution Date, the Trustee shall distribute the Principal Distribution Amount in the following amounts and order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Trustee, in each case to the extent of the Principal Distribution Amount, remaining for such Distribution Date:

                  (i) With respect to any Distribution Date before the Stepdown Date or with respect to which a Trigger Event is in effect:

                           (A) the Group 1 Principal Distribution Amount will
                  be distributed:

                                    (1) first, to the Class AV Certificates
                           (allocated among the classes of Class AV
                           Certificates in the priority described in clause
                           (iii)(A) below), until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (2) second, to the Class AF Certificates
                           (allocated among the classes of Class AF
                           Certificates in the priority described in clause
                           (iii)(B) below), until the Certificate Principal Balances thereof have been reduced to zero, to the extent not paid pursuant to clause (B)(1) below;

                           (B) the Group 2 Principal Distribution Amount will
                  be distributed:

                                    (1) first, to the Class AF Certificates
                           (allocated among the classes of Class AF
                           Certificates in the priority described in clause
                           (iii)(B) below), until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (2) second, to the Class AV Certificates
                           (allocated among the classes of Class AV
                           Certificates in the priority described in clause
                           (iii)(A) below), until the Certificate Principal Balances thereof have been reduced to zero, to the extent not paid pursuant to clause (A)(1) above;

                           (C) any Group 1 Principal Distribution Amount and
                  Group 2 Principal Distribution Amount remaining undistributed following the distributions pursuant to clauses (a)(i)(A) and (a)(i)(B) above will be distributed:

                                    (1) first, to the Class M-1 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (2) second, to the Class M-2 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (3) third, to the Class M-3 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (4) fourth, to the Class M-4 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (5) fifth, to the Class M-5 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (6) sixth, to the Class M-6 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (7) seventh, to the Class M-7
                           Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                    (8) eighth, to the Class B-1 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (9) ninth, to the Class B-2 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero;

                                    (10) tenth, to the Class B-3 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (11) eleventh, to the Class B-4
                           Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                           (D) the amount, if any, of the Group 1 Principal
                  Distribution Amount and the Group 2 Principal Distribution Amount remaining after application with respect to the priorities set forth above in clauses (i)(A), (i)(B), and (i)
                  (C) will constitute part of the "Monthly Excess
                  Cashflow Amount" for such Distribution Date and will be applied as set forth in Section 4.02(b).

                  (ii) With respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect:

                           (A) the Group 1 Principal Distribution Amount will
                  be distributed:

                                    (1) first, to the Class AV Certificates
                           (allocated among the classes of Class AV
                           Certificates in the priority described in clause
                           (iii)(A) below), until the Certificate Principal Balance of such Class has been reduced to zero; and

                                    (2) second, to the Class AF Certificates
                           (allocated among the classes of Class AF
                           Certificates in the priority described in clause
                           (iii)(B) below), , until the Certificate Principal Balance of each such Class has been reduced to zero to the extent not paid pursuant to clause
                           (B)(1) below);

                           (B) the Group 2 Principal Distribution Amount will
                  be distributed:

                                    (1) first, to the Class AF Certificates
                           (allocated among the classes of Class AF
                           Certificates in the priority described in clause
                           (iii)(B) below), until the Certificate Principal Balance of such Class has been reduced to zero; and

                                    (2) second, to the Class AV Certificates
                           (allocated among the classes of Class AV
                           Certificates in the priority described in clause
                           (iii)(A) below), until the Certificate Principal Balance of each such Class has been reduced to zero;to the extent not paid pursuant to clause
                           (A)(1) above);

                           (C) any Group 1 Principal Distribution Amount and
                  Group 2 Principal Distribution Amount remaining undistributed following the distributions pursuant to clauses (ii)(A) and (ii)(B) above will be distributed:

                                    (1) first, to the Class M-1 Certificates,
                           the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (2) second, to the Class M-2 Certificates,
                           the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (3) third, to the Class M-3 Certificates,
                           the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (4) fourth, to the Class M-4 Certificates,
                           the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (5) fifth, to the Class M-5 Certificates,
                           the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (6) sixth, to the Class M-6 Certificates,
                           the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (7) seventh, to the Class M-7
                           Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (8) eighth, to the Class B-1 Certificates,
                           the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (9) ninth, to the Class B-2 Certificates,
                           the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero;

                                    (10) tenth, to the Class B-3 Certificates,
                           the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero; and

                                    (11) eleventh, to the Class B-4
                           Certificates, the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

                           (D) the amount, if any, of the Principal Distribution
                  Amount remaining after application with respect to the priorities set forth above in clauses (ii)(A), (ii)(B) and
                  (ii)(C) will constitute part of the "Monthly Excess Cashflow Amount" for such Distribution Date and will be applied as set forth in Section 4.02(b).

                  (iii) All principal distributions with respect to the Class AV Certificates or Class AF Certificates will be distributed as follows:

                           (A) With respect to the Class AV Certificates, all
                  principal distributions will be distributed, to the Class AV Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                           (B) With respect to the Class AF Certificates, all
                  principal distributions will be distributed first, to the Class AF-4 Certificates, the Class AF-4 Lockout Distribution Amount and second, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                  (iv) Notwithstanding anything else contained herein to the contrary, on each Distribution Date on and after the Senior Credit Support Depletion Date, the Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount will be distributed concurrently as principal on the classes of related Senior Certificates, pro rata, in accordance with their respective Class Certificate Balances immediately before that Distribution Date.

                  (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

                  (i) to the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount for such Distribution Date, payable to such holders as part of the related Principal Distribution Amount;

                  (ii) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (iii) to the Class M-1 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (iv) to the Class M-1 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (v) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for such Classes and Distribution Date;

                  (vi) to the Class M-2 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (vii) to the Class M-2 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (viii) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (ix) to the Class M-3 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (x) to the Class M-3 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xi) to the Class M-4 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xii) to the Class M-4 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xiii) to the Class M-4 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xiv) to the Class M-5 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xv) to the Class M-5 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xvi) to the Class M-5 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xvii) to the Class M-6 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xviii) to the Class M-6 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xix) to the Class M-6 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xx) to the Class M-7 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xxi) to the Class M-7 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxii) to the Class M-7 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                   (xxiii) to the Class B-1 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xxiv) to the Class B-1 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxv) to the Class B-1 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xxvi) to the Class B-2 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xxvii) to the Class B-2 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxviii) to the Class B-2 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date

                  (xxix) to the Class B-3 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xxx) to the Class B-3 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxxi) to the Class B-3 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xxxii) to the Class B-4 Certificates, any remaining Accrued Certificate Interest for such Class and Distribution Date;

                  (xxxiii) to the Class B-4 Certificates, the Interest Carry Forward Amount for such Class and Distribution Date, if any;

                  (xxxiv) to the Class B-4 Certificates, the Unpaid Realized Loss Amount for such Class and Distribution Date;

                  (xxxv) to the Basis Risk Reserve Fund, the Basis Risk Reserve Fund Deposit;

                  (xxxvi) to the Class CE Certificates, the Class CE Distributable Amount.

                  On each Distribution Date, there shall be distributed to Holders of the Residual Certificates, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a), 4.02(b)(i)-(xxxvi) and 4.02(c).

                  (c) On each Distribution Date, all Prepayment Charges (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.01) shall be allocated to the Class P Certificates.

                  If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Certificate Principal Balance of each Class of Certificates to which Applied Realized Loss Amounts have been allocated, but in each case by not more than the amount of Applied Realized Loss Amounts previously allocated to that Class of Certificates pursuant to Section 4.04. Holders of such Certificates will not be entitled to any payment in respect of the Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Principal Balance of each Certificate of such Class.

                  (d) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Group 1 Interest Remittance Amount, and the Group 2 Interest Remittance Amount and apply them in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely, and the calculations required to be made by the Trustee), in each case to the extent of the Group 1 Interest Remittance Amount or the Group 2 Interest Remittance Amount, as applicable, remaining for such Distribution Date:

                  (a) the Group 1 Interest Remittance Amount will be distributed:

                  (i) first, to the Trustee, the portion of the Trustee Fee for such Distribution Date relating to the Group 1 Mortgage Loans;

                  (ii) second, concurrently, to the Class AV Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and Distribution Date, based on entitlement pursuant to this clause (a)(ii); and

                  (iii) third, to the Class AF Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, in each case to the extent not paid pursuant to clause (b)(ii) below.

                  (b) the Group 2 Interest Remittance Amount will be distributed:

                  (i) first, to the Trustee, the portion of the Trustee Fee for such Distribution Date relating to the Group 2 Mortgage Loans;

                  (ii) second, concurrently, to the Class AF Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and Distribution Date, allocated pro rata based on entitlement pursuant to this clause (b)(ii); and

                  (iii) third, to the Class AV Certificates, the Accrued Certificate Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, in each case to the extent not paid pursuant to clause (a)(ii) above.

                  (c) any Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount remaining undistributed following the distributions pursuant to clauses (a) and (b) above will be distributed:

                  (i) first, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (ii) second, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (iii) third, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (iv) fourth, to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (v) fifth, to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (vi) sixth, to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (vii) seventh, to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (viii) eighth, to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; (ix) ninth, to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                  (x) tenth, to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

                  (xi) eleventh, to the Class B-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date.

                  (d) the amount, if any, of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

                  (e) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Offered Certificates and the Class B Certificates Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

                  (i) On the Closing Date, $5,000 will be deposited by the Seller into the Basis Risk Reserve Fund. On each Distribution Date, the Trustee shall transfer from the Distribution Account to the Basis Risk Reserve Fund pursuant to Section 4.02(b)(xxxv), the Basis Risk Reserve Fund Deposit. Following the deposit of the Basis Risk Reserve Fund Deposit in the Basis Risk Reserve Fund on such Distribution Date pursuant to Section 4.02(b)(xxxv) hereof, the Trustee shall withdraw any amounts on deposit in the Basis Risk Reserve Fund, sequentially, first, to the Class AF and Class AV Certificates, pro rata, and second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in that order, any unpaid Net WAC Cap Carryover Amounts for such Class.

                  Any such amounts distributed shall be treated for federal tax purposes as amounts distributed by the Class CE REMIC to the Class CE Interest. On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the amounts deposited to the other Classes of Certificates shall be distributed to the Class CE Certificates in the same manner as if distributed pursuant to Sections 4.02(b)(xxxvi) hereof.

                  (f) Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the majority holder of the Class CE Certificates. In the absence of such direction, funds in the Basis Risk Reserve Fund shall remain uninvested. Any net investment earnings on such amounts shall be payable to the Class CE Certificates. Amounts held in the Basis Risk Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of any REMIC created hereunder, until released from the Basis Risk Reserve Fund pursuant to this Section 4.08. The Basis Risk Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and is not an asset of any REMIC created hereunder. For all federal tax purposes, amounts transferred by the Class CE REMIC to the Basis Risk Reserve Fund shall be treated as amounts distributed by the Class CE REMIC to the Class CE Certificates. The Class CE Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.08(c) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed first to the Class P Certificates and then to the Class CE Certificates in the same manner as if distributed pursuant to Sections 4.02(b)(xxi) and (xxii) hereof.

                  On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of each Class of Certificates entitled to Net WAC Cap Carryover Amounts equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on such Classes of Certificates shall be distributed to the Class CE Certificates in the same manner as if distributed pursuant to Sections 4.02(b)(xxxvii) hereof.

                   Section 4.03  Monthly Statements to Certificateholders.

                  (a) On each Distribution Date, based, as applicable, on the Mortgage Loan information contained in the Remittance Report, the Trustee shall (i) prepare and forward by mail to each Holder of the Regular Certificates and (ii) make available on its website at www.usbank.com/abs for access by each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

                  (iii) the Overcollateralization Amount, the
         Overcollateralization Release Amount, the Overcollateralization Deficiency and the Overcollateralization Target Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

                  (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period;

                  (v) the aggregate amount of Advances in respect of the Trust Fund and each Loan Group for the related Collection Period;

                  (vi) the Pool Balance and the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group at the close of business at the end of the related Collection Period;

                  (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans in the Trust Fund and in each Loan Group as of the related Due Date;

                  (viii) the number and aggregate unpaid principal balance of Mortgage Loans in the Trust Fund and in each Loan Group (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Loan Group of such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties in the Trust Fund and each Loan Group as of the close of business of the last day of the preceding Collection Period;

                  (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period, both for the Trust Fund as a whole as well as for each Loan Group;

                  (xii) the aggregate amount of Prepayment Charges collected (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.01) during the related Collection Period and the amounts thereof allocable to the Class P Certificates and the Class CE Certificates;

                  (xiii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses, in each case for the Trust Fund as a whole as well as for each Loan Group;

                  (xiv) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

                  (xv) the Accrued Certificate Interest in respect of each Class of Offered Certificates and the Class B Certificates for such Distribution Date, separately identifying the portions thereof attributable to Net WAC Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                  (xvi) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.22;

                  (xvii) the amount of the Trustee Fee paid;

                  (xviii) the beginning and ending balances of the Basis Risk Reserve Fund on such Distribution Date, the Basis Risk Reserve Fund Deposit for such Distribution Date;

                  (xix) the Net WAC Cap Carryover Amounts distributed on such Distribution Date, and any Interest Carry Forward Amounts remaining after giving effect to distributions thereof on such Distribution Date;

                  (xx) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

                  (xxi) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

                  (xxii) the Available Funds;

                  (xxiii) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

                  (xxiv) the Liquidation Report for such Distribution Date;

                  (xxv) [reserved].

                  (xxvi) [reserved];

                  (xxvii) the related Record Date;

                  (xxviii) the related Interest Accrual Period;

                  (xxix) the related Determination Date;

                  (xxx) the related Distribution Date; and

                  (xxxi) the amount of cash received with respect to the related accrual period.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.


                  The Trustee's responsibility for providing the above statement is limited to the availability, timeliness and accuracy of the information derived from the Servicer. The Trustee may fullyl rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer. (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xv) and (xx) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

                  (c) On each Distribution Date, the Trustee shall provide to the Residual Certificateholders a copy of the reports provided to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Residual Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

                  Section 4.04   Allocation of Losses.

                  (a) If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates and the Class B Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated to reduce the Certificate Principal Balance of the Class B-4, Class B-3, Class B-2, Class B-1, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero. Any reduction of a Certificate Principal Balance of a Class of Subordinate Certificates pursuant to this paragraph (a) and paragraph (b) immediately below is an "Applied Realized Loss Amount" for such Class.

                  (b) Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1% of the Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the Principal Balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the current Principal Balances of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding Classes of Certificates, pro rata, based on their respective Certificate Principal Balances.

                  Section 4.05      Cap Accounts.


                  On the Closing Date, the Trustee shall establish and maintain in its name, two separate non-interest bearing trust accounts. An account shall be established for the benefit of the holders of the Class AV Certificates (the "Group 1 Senior Cap Account") as a part of the Trust Fund. An account shall be established for the benefit of the holders of the Class M Certificates (the "Mezzanine Cap Account" and together with the Group 1 Senior Cap Account, the "Cap Accounts") as a part of the Trust Fund. The Cap Accounts shall be Eligible Accounts, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trust held pursuant to this Agreement.

                  On any Distribution Date, Group 1 Senior Cap Payments for that Distribution Date will be deposited into the Group 1 Senior Cap Account and Mezzanine Cap Payments for that Distribution Date will be deposited into the Mezzanine Cap Account. Funds in the Cap Accounts will be distributed in the following order of priority:

                     (i) to the Class AV and Class M Certificates, after payments of Net WAC Cap Carryover Amounts for each such Class of Certificates from amounts on deposit in the Basis Risk Reserve Fund, to pay unpaid Net WAC Cap Carryover Amounts; and

                     (ii) to the Cap Provider, any amounts remaining on deposit in the Cap Accounts after the distribution in clause (i) above.

                  Section 4.06      Distributions on Book-Entry Certificates.

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

                  Section 4.07      Distributions from the Final Maturity
Reserve Fund.

                  (a) On the earlier of the Distribution Date in December 2036, if the amount on deposit in the Final Maturity Reserve Fund is greater than or equal to the aggregate Class Certificate Balance of the Certificates, and (ii) the termination of this Agreement pursuant to

Section 9.01, after giving effect to the distribution of all Available funds, all amounts on deposit in the Final Maturity Reserve Fund will be distributed in the following order of priority:

         (i) concurrently, to the Class A Certificates, pro rata, based on their Certificate Principal Balances, until their respective Certificate Principal Balances have been reduced to zero;

         (ii) to the Mezzanine Certificates in the following order of priority: first to the Class M-1 Certificates, second to the Class M-2 Certificates, third to the Class M-3 Certificates, fourth to the Class M-4 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-6 Certificates, and seventh to the Class M-7 Certificates, in each case until their respective Certificate Principal Balances have been reduced to zero;

         (iii) concurrently, to the Class A Certificates, up to the amount of the related Interest Remittance Amount and any Interest Carry Forward Amount for such classes remaining unpaid after giving effect to all other distributions, in each case allocated among the Class A Certificates, pro rata, based on their Interest Remittance Amounts and any Interest Carry Forward;

         (iv) to the Mezzanine Certificates, up to the amount of the related Interest Remittance Amount and any Interest Carry Forward for such classes remaining unpaid after giving effect to all other distributions, allocated among the Mezzanine Certificates in the following order of priority: first to the Class M-1 Certificates, second to the Class M-2 Certificates, third to the Class M-3 Certificates, fourth to the Class M-4 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-6 Certificates, and seventh to the Class M-7 Certificates;

         (v) concurrently, to the Class A Certificates, up to the amount of the related Interest Carry Forward Amount remaining unpaid after giving effect to all other distributions, allocated among the Class A Certificates, pro rata, based on their unpaid Interest Carry Forward Amounts;

         (vi) to the Mezzanine Certificates, up to the amount of the related Interest Carry Forward Amount remaining unpaid after giving effect to all other distributions, in the following order of priority: first to the Class M-1 Certificates, second to the Class M-2 Certificates, third to the Class M-3 Certificates, fourth to the Class M-4 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-6 Certificates and seventh to the Class M-7 Certificates; and

         (vii) to the Class CE Certificates, any remaining amount.

         On each Distribution Date on or after the Final Maturity Reserve Funding Date, the Trustee will distribute from amounts on deposit in the Final Maturity Reserve Fund the Final Maturity Reserve Release Amount for such Distribution Date to the Class CE Certificates.

                  Section 4.08      Final Maturity Trust

                  On the Closing Date, there is hereby established a separate trust (the "Final Maturity Trust"), which shall be maintained by the Final Maturity Trustee, who initially, shall be the Trustee. The assets of the Final Maturity Trust shall consist of the Final Maturity Trustee's rights and the Final Maturity Reserve Fund. The Final Maturity Trustee shall hold the assets of the Final Maturity Trust in trust for the benefit of the Holders of the Certificates. The assets held in the Final Maturity Trust shall not constitute assets of the Trust Fund or any REMIC created hereunder.





                                   ARTICLE V

                               THE CERTIFICATES

                  Section 5.01      The Certificates.

                  Each of the Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Offered Certificates and the Class B Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral multiples of $1.00 in excess thereof. The Class P, Class CE, Class R and Class R-X Certificates are issuable only in minimum Percentage Interests of 10%.

                  Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

                  The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Offered Certificates and the Class B Certificates shall be Book-Entry Certificates. The Class P, Class CE, Class R and Class R-X Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

                  Section 5.02 Certificate Registrar; Registration of Transfer and Exchange of Certificates.


                  (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.15, 8.16 and 8.17 shall apply to the Certificate Registrar to the same extent as they apply to the Trustee. Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

                  Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and
(vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

                  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

                  (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, the Certificate Owners of each Class of Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of
(i) and (iii) above, execute on behalf of the Trust and the Certificate Registrar shall authenticate the Definitive Certificates. None of the Depositor or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  (d) Except with respect to the initial transfer of the Private Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with the Securities Act and laws. In the case of Private Certificates that are not Book-Entry Certificates, in the event of any such transfer:(i) unless such transfer is made to (x) a "qualified institutional buyer" (as defined in Rule 144A) in reliance upon Rule 144A (as evidenced by the applicable investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J) under the Securities Act or (y) an institutional investor that is an "accredited investor" (as defined in Clauses (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Act) (as evidenced by the applicable investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit [J]), the Certificate Registrar and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act or is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Depositor or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit H) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit I) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In the case of Private Certificates that are Book-Entry Certificates, each Certificate Owner is required to be either (x) a "qualified institutional buyer" (as defined in Rule 144A) in reliance upon Rule 144A under the Securities Act or (y) an institutional investor that is an "accredited investor" (as defined in Clauses
(1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Act), and each such Certificate Owner shall be deemed to make the representations, warranties and covenants in the applicable investment letter attached hereto as Exhibit J.

                  No transfer of an ERISA-Restricted Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Servicer, the Certificate Registrar and the Depositor (such requirement is satisfied only by the Certificate
Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to
Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or (ii) (except in the case of a Class R, Class R-X or Class CE Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Servicer, the Certificate Registrar and the Depositor (which Opinion of Counsel shall not be an expense of the Servicer, the Certificate Registrar, the Depositor or the Trust), and upon which the Trustee, the Depositor, the Servicer and the Certificate Registrar shall be entitled to rely, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clauses (i) and (ii) of the preceding sentence, one of such representations shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or opinion acceptable in form and substance to the Servicer, the Certificate Registrar and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or arrangement subject to ERISA or to the Code in violation of this paragraph, as described above, shall be void and of no effect.

                  Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                  A. an affidavit in the form of Exhibit [K] hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                  B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

                  (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause
         (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

                  The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

                  Neither the Class P nor the Class CE Certificates shall be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under section 7701(i) of the Code. These restrictions on transfers of Class CE and Class P Certificates set forth in this Section 5.02 shall cease to apply (and the applicable portions of any legend on a Class CE or Class P Certificate may be deleted) with respect to transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax or tax reporting obligation on the Trust Fund, a Certificateholder or another Person.

                  (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

                  Section 5.03      Mutilated, Destroyed, Lost or Stolen
Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 5.04      Persons Deemed Owners.

                  The Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

                  Section 5.05 Access to List of Certificateholders' Names and Addresses.

                  If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  Section 5.06      Maintenance of Office or Agency.

                  The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 60 Livingston Avenue, St. Paul, Minnesota 55107. The Trustee shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                  THE SELLER, THE SERVICER AND THE DEPOSITOR

                  Section 6.01 Liability of the Seller, the Servicer and the Depositor.


                  The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

                  Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor.


                  Any entity into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

                  Section 6.03      Limitation on Liability of the Servicer and
Others.


                  Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to Section 3.05 upon presentation to the Trustee of documentation of such expenses, costs and liabilities. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

                  Section 6.04      Servicer Not to Resign.

         Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) either
(x) the Servicer has
proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee or (y) the Servicing Rights Pledgee has delivered to the Trustee a letter signed by the Servicer whereunder the Servicer resigns as Servicer under this Agreement pursuant to the second paragraph of this Section 6.04 or the second paragraph of Section 7.02(a); and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates; or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section
7.02 or the second paragraph of this Section 6.04. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

                  The Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Servicer of all the Servicer's right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Default exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to
Section 7.02(a) and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

                  Section 6.05      Delegation of Duties.

                  In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of
Section 6.04. The Servicer shall provide the Trustee and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

                  Section 6.06      Servicing Rights Pledge.

                  The Trustee and the Depositor hereby specifically (i) agree to the pledge and assignment by the Servicer of all the Servicer's right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Event of Default exists with respect to the Servicer, agree that ten Business Days after delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 7.02 and agrees to be subject to the terms of this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

                                  ARTICLE VII

                                    DEFAULT

                  Section 7.01      Servicer Events of Default.

                  (a) If any one of the following events (each, a "Servicer Event of Default") shall occur and be continuing:

                  (i) (A) The failure by the Servicer to make any required P&I Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights; or

                  (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date
         (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                  (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

                  (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (v) The aggregate amount of cumulative Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                Distribution Date Occurring In                    Percentage

                March 2009 through February 2010                         3.85%
                March 2010 through February 2011                         6.00%
                March 2011 through February 2012                         7.75%
                March 2012 and thereafter                                8.75%

                  (b) Then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such P&I Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such P&I Advance and assume, pursuant to Section 7.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii),
(iv) and (v) above, the Trustee shall, at the direction of the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor and the Seller. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage

Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the successor Servicer of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

                  Section 7.02      Trustee to Act; Appointment of Successor.

                  (a) Within 90 days of the time the Servicer and the Trustee receives a notice of termination pursuant to Section 7.01 or 6.04, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.23 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing
Fee). The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer. The appointment of a successor servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.15 or to indemnify the parties indicated in Section 3.04 pursuant to the terms thereof, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  In the event of a Servicer Event of Default, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer within ten Business Days of when notification of such event shall have been provided to the Trustee, whereunder the Servicer shall resign as Servicer under this Agreement, the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer (provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth above) and the Servicing Rights Pledgee agrees to be subject to the terms of this Agreement.

                  (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

                  Section 7.03      Waiver of Defaults.

                  The Holders of Certificates entitled to at least 66 2/3% of the Voting Rights allocated to the Class of Certificates affected by a Servicer Event of Default may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that such Holders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.



                  Section 7.04      Notification to Certificateholders.

                  (a) On any termination or appointment of a successor the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

                  (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Default for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such default or Servicer Event of Default shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

                                 ARTICLE VIII

                                  THE TRUSTEE

                  Section 8.01      Duties of Trustee.

                  The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

                  Unless an Event of Default known to the Trustee has occurred and is continuing:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;


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                  (iii) the Trustee shall not be liable with respect to any
         action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

                  (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01(a) or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the applicable Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Majority Certificateholders. In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except with respect to the Trustee during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                  The Trustee shall not have any duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

                  Section 8.02      Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 8.01:

                  (i) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;


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                  (iii) the Trustee shall not be under any obligation to
         exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                  (iv) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

                  (vi) the Trustee shall not be accountable, shall have any liability or make any representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02;

                  (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

                  (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                  Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.


                  The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than


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


the signature of the Trustee and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

                  Section 8.04      Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Depositor or their Affiliates.

                  Section 8.05      Seller to Pay Trustee Fees and Expenses.

                  The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself its fees in an aggregate amount equal to the Trustee Fee pursuant to Section 4.02(d) and, to the extent the sum of the Group 1 or Group 2 Interest Remittance Amount is at any time insufficient for such purpose, the Seller shall pay such fees as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the

Trustee, and the Seller will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from such party's negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. Notwithstanding any other provision of this Agreement, including Section 2.03(a) and Section 2.04, to the contrary, the Seller covenants and agrees to indemnify the Trustee and its respective officers, directors, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement, the Certificates or incurred in connection with the administration of the Trust, other than with respect to a party, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of such party in the performance of its duties hereunder or by reason of such party's reckless disregard of obligations and duties hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, to the extent not paid by the Seller pursuant to this Section, by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee or such party arising out of or in connection with the acceptance or administration of its duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee of its duties under this Agreement or by reason of the reckless disregard of the Trustee's obligations and duties under this Agreement. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

                  Section 8.06      Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a Department of Housing and Urban Development and Federal Housing Administration approved mortgagee, an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by Fitch and S&P and a long term debt rating of at least A1 or better by Moody's, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

                  Section 8.07      Resignation or Removal of Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

                  The Majority Certificateholders may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee and any expenses incurred by the Trustee in connection with such removal shall be reimbursed to it by the Majority Certificateholders promptly upon demand therefor; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

                  Section 8.08      Successor Trustee.

                  Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

                  No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the


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


provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

                  Section 8.09    Merger or Consolidation of Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 8.10    Appointment of Co-Trustee or Separate Trustee.


                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies and the Servicer.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

                  Section 8.11      Tax Matters.

                  (a) The Trustee shall make or cause to be made REMIC elections for each REMIC designated as such in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

                  (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

                  (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

                  (d) The Trustee shall prepare, sign and file, all of the REMICs' federal and state tax and information returns as the direct representative of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee.

                  (e) The Holder of the Residual Certificates with respect to each REMIC holding the largest Percentage Interest shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to the applicable REMIC or REMICs, and the Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

                  (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Servicer, nor the Holder of any Residual Certificate shall take any action or cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or failure to act is expressly permitted under the terms of this Agreement or the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

                  (g) Each Holder of a Residual Certificate shall pay when due its pro rata share of any and all taxes imposed on any REMIC by federal or state governmental authorities. To the extent that such REMIC taxes are not paid by Residual Certificateholders, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the

Holder of the Residual Certificate in each REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Certificates, as the case may be.

                  (h) The Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC on a calendar year and on an accrual basis.

                  (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

                  (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

                  (k) On or before April 15 of each calendar year beginning in 2007, the Servicer shall deliver to the Trustee and each Rating Agency an Officer's Certificate stating the Servicer's compliance with the provisions of this Section 8.11.

                  (l) The Trustee shall treat the rights of each Class of Certificates entitled to receive Net WAC Cap Carryover Amounts from the Senior Cap Account and Mezzanine Cap Account as rights in interest rate cap contracts written by the Cap Counterparty and shall treat the rights of each Class of Certificates entitled to receive Net WAC Cap Carryover Amounts from Monthly Excess Cashflow Amounts as rights in an interest rate cap contract written by the Holders of the Class CE Certificates in favor of the Holders of the such Classes of Certificates, and the Trustee shall account for all such as property held separate and apart from the regular interests it holds in each of the REMICs created hereunder. This provision is intended to satisfy the requirements of Treasury Regulations Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. On each Distribution Date, to the extent that any such Certificates receive interest in excess of the applicable Adjusted Net Rate Cap, such interest will be treated as distributed to the Class CE Certificates in respect of interest on the Class CE Interest and then paid to the respective Class Certificates entitled to Net WAC Cap Carryover Amounts pursuant to the related Cap Agreement. For this purpose, any money payable to the CE Certificateholders from the FMR-IO Intermediate REMIC Interest, but not used to fund the Final Maturity Reserve Fund, shall be treated as distributed with respect to the Class CE Certificates and then paid to the other Certificate Classes as Net WAC Cap Carryover Amounts.

                  (m) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class CE Certificateholders and that is not part of the assets of any REMIC created hereunder. The Trustee shall treat the rights of the Class A Certificates and the Subordinate Certificates to receive payments from the Basis Risk Reserve Fund as rights in interest rate cap contracts written by the Holders of the Class CE Interest (in the case of amounts payable from the Basis Risk Reserve Fund) in favor of the the Class A Certificateholders and the Subordinate Certificateholder. Thus, each Certificate other than the Class P and Class CE Certificates shall be treated as representing ownership of not only REMIC Regular Interests in their corresponding REMICs, but also ownership of an interest in one or more interest rate cap contracts.

                  (n) The Trustee shall treat the Final Maturity Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the holders of the Class CE Certificates and that is not part of the assets of any REMIC created hereunder. The Trustee shall treat the rights of the holders of the Certificates (other than the Class CE Certificates) to receive payments from the Final Maturity Reserve Fund as rights in a forward purchase contract entered into with the Holders of the Class CE Certificates. The Trustee shall treat any monies set aside in the Final Maturity Reserve Fund beginning on the Distribution Date in March 2016 as paid first to the Class CE Certificates and then deposited in the Final Maturity Reserve Fund. Any monies received by the holders of the Certificates (other than the Class CE Certificates) from the Final Maturity Reserve Fund will be treated as monies paid by the holders of the Class CE Certificates to acquire the respective Class of Certificates receiving such monies. Thus, the Certificates (other than the Class CE Certificates) and the Class CE Certificates shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in a forward purchase contract.

                  Section 8.12      Periodic Filings.

                  (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the reporting requirements of the Trust under the Exchange Act. As set forth below, the Trustee shall prepare for execution by the Depositor and the Servicer any Forms 10-D and 10-K, respectively, required by the Exchange Act and the rules and regulations of the Commission thereunder, in order to permit the timely filing thereof, and the Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such Forms executed by the Depositor and Servicer (as applicable).

                  (b) Each Form 10-D shall be filed by the Trustee within 15 days after each Distribution Date, including (i) a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto; and
(ii) such other information as is required by Form 10-D as listed on Exhibit T and provided by the party listed on Exhibit T; provided that such information is provided to the Trustee no later than the first Business Day immediately following the related Distribution Date. The Trustee shall not be responsible for determining what information is required to be filed on Form 10-D (unless such information is specific to the Trustee, in which case the Trustee will be responsible for making such a determination) or for any filing that is not made on a timely basis in accordance with Regulation AB in the event that such information is not delivered to the Trustee on or prior to the first Business Day immediately following the related Determination Date. If the Trustee is unable to file a Form 10-D within 15 days after a Distribution Date, the Trustee shall prepare for execution by the Depositor and file a Form 12b-25 not later than one Business Day following the due date for such Form 10-D. Within 5 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-D. For so long as Barclays Bank PLC is the Cap Provider, the following statement shall be incorporated by reference into Item 7 of each Form 10-D filed: "The financial statements of [Barclays Bank PLC] filed pursuant to any Form 20-F or Form 6-K filed by [Barclays Bank PLC] during the reporting period covered by the Form 10-D."

                  Prior to March 30th of each year commencing in 2007 (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission), the Trustee shall file a Form 10-K. Such Form 10-K shall include the information listed on Exhibit U and each party shall provide the information they are responsible for pursuant to Exhibit U. Such Form 10-K shall include as exhibits (i) each annual statement of compliance described under Section 3.24 of this Agreement and
(ii) the annual report on assetments of compliance and annual independent public accountant's servicing reports described under Section 3.25 of this Agreement, in each case to the extent they have been timely delivered to the Trustee. Promptly upon receipt by the Servicer of (i)(A) any Officer's Certificate relating to the Trustee's or Subservicer's annual statement as to compliance delivered pursuant to Section 3.24 of this Agreement and (B) any annual report on assessment of compliance and annual independent public accountant's servicing report, pursuant to Section 3.25 of this Agreement, the Servicer shall review such Officer's Certificate's and reports. As part of the Form 10-K required to be filed pursuant to this Section 8.12, the Servicer shall include (i) each such annual statement as to compliance, annual report on assessment of servicing compliance with servicing criteria and annual independent public accountant's servicing report required to be delivered under this Agreement. In addition, if there is any material instance of non-compliance disclosed in a report delivered pursuant to Section 3.24 or
3.25 of this Agreement, each material instance of non-compliance shall be disclosed in the Form 10-K required to be filed pursuant to this Section 8.12. If the Trustee is unable to file such Form 10-K by the applicable due date, the Trustee shall prepare for execution by the Depositor and file a Form 12b-25 not later than one Business Day following the due date from such Form 10-K. Within 5 days following the filing of such Form 12b-25, the Trustee shall prepare and file the related Form 10-K. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit L, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission (the "Sarbanes Certification"), which shall, except as described below, be signed by the senior officer in charge of the servicing function of the Servicer.

                  (c) In connection with the Form 10-K, the Trustee shall sign a certification (in the form attached hereto as Exhibit M) for the benefit of the Servicer and its officers, directors and Affiliates. Each such certification shall be delivered to the Servicer no later than Marth 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Servicer shall deliver the Sarbanes Certification to be filed to the Trustee and the Depositor no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business
Day). In the event that prior to the filing date of the Form 10-K in March of each year, if any party hereto has actual knowledge of information material to the Sarbanes Certification, that party shall promptly notify the Servicer and each of the other parties signing the certifications. In addition, (i) the Trustee shall, subject to Sections 8.01 and 8.02 hereof, indemnify and hold harmless the Depositor and the Servicer and any of their officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee's obligations under this Section 8.12, the Trustee's negligence, bad faith or willful misconduct in connection therewith or any material misstatment in the Trustee's certification and (ii) the Servicer shall indemnify and hold harmless the Depositor and the Trustee and any of their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses (other than punitive damages) arising out of or based upon any breach of the Servicer's obligations under Section 8.12 or any material misstatement or omission in the Sarbanes Certification. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 8.12 or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party, on the one hand, and the Trustee, on the other, and (ii) the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer's obligations under this Section 8.12.

                  (d) Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor and the Servicer a copy of any executed report, statement or information.

                  (e) The obligations set forth in paragraphs (a) through (c) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-K and Form 10-D as required pursuant to this Section 8.12 and the parties hereto shall have the obligations set forth in this Section.

                  (f) For so long as reports are required to be filed with the Commission under the Exchange Act with respect to the Trust, each of the Depositor, the Trustee and the Servicer shall notify the Depositor, the Servicer and the Trustee in writing of any litigation (material to Certificateholders) or proceeding pending against such notifying person (or, in the case of the Depositor, against the Depositor, or in the case of any Servicer, against the Servicer or any Subservicer engaged by it), or any affiliations or relationships that develop following the Closing Date between such notifying person, or in the case of any Servicer, between the Servicer or any Subservicer engaged by it, and any other party hereto or any originator, that may have to be reported on a Form 8-K, Form 10-K or Form 10-D with respect to the Trust.

                  (g) The Trustee will prepare for execution by the Depositor and file Current Reports on Form 8-K in respect to the Trust at the direction of the Depositor or the Servicer, provided, that as set forth on Exhibit S, the Depositor, the Seller or the Servicer shall have timely notified the Trustee of an item reportable on a Form 8-K (unless such item is specific to the Trustee, in which case the Trustee will be deemed to have notice) and shall have delivered to the Trustee no later than two Business Days prior to the filing deadline for such Form 8-K, all information, signatures, data, and exhibits required to be provided or filed with such Form 8-K. The Trustee shall not be responsible for determining what information is required to be filed on a Form 8-K in connection with the transactions contemplated in this Agreement (unless such information is specific to the Trustee, in which case the Trustee will be responsible for making such a determination) or what events shall cause a Form 8-K to be required to be filed (unless such event is specific to the Trustee, in which case the Trustee will be responsible for causing such Form 8-K to be filed) and shall not be liable for any late filing of a Form 8-K in the event filed on or prior to the second Business Day prior to the applicable filing deadline. If the Depositor directs that any information is to be filed with any Form 8-K, such information shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed by the Trustee and the Depositor, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. The Servicer and the Trustee shall and the Servicer shall cause any Subservicer engaged by the Servicer to promptly notify the Depositor and the Trustee, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has knowledge.

                  To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 8.12 comply with the reporting requirements under the Exchange Act, the Trustee and the Servicer hereby agree that they will reasonably cooperate to amend the provisions of this Section 8.12 in order to comply with such amended reporting requirements and such amendment of this
Section 8.12. Any such amendment may result in the reduction of the reports filed by the Depositor under the Exchange Act. Notwithstanding the foregoing, the parties hereto shall not be obligated to enter into any amendment pursuant to this Section 8.12 that adversely affects its obligations and immunities under this Agreement.

                  Section 8.13 Trustee May Enforce Claims Without Possession of Certificates.


                  (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                  (b) The Trustee shall afford the Seller, the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

                  Section 8.14      Suits for Enforcement.

                  In case a Servicer Event of Default or other default by the Servicer or the Seller hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

                  Section 8.15      Waiver of Bond Requirement.

                  The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

                  Section 8.16 Waiver of Inventory, Accounting and Appraisal Requirement.

                  The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.



                                  ARTICLE IX

                                  TERMINATION

                  Section 9.01 Termination upon Liquidation or Purchase of the Mortgage Loans.

                  Subject to Section 9.03, the obligations and responsibilities of the Seller, the Servicer, the Depositor, the Trustee and the Certificate Registrar (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the Servicer or an Affiliate of the Servicer of the Mortgage Loans as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         The Servicer (or an Affiliate) may, at its option, terminate the Mortgage Loans in the Trust Fund and retire the Certificates on the next succeeding Distribution Date upon which the current Pool Balance is 10% or less of the Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans plus any costs or damages incurred by the Trust Fund in connection with any violation by such Mortgage Loan of any predatory or abusive lending laws and (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the Servicer (the "Termination Price"). Notwithstanding the foregoing, the Servicer (or an Affiliate) may not exercise its optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to
Section 2.03 hereof has been paid.

         In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.10), which deposit shall be deemed to have occurred immediately following such purchase.

         Any such purchase shall be accomplished by delivery to the Trustee for deposit into the Distribution Account as part of Available Funds on the Determination Date before such Distribution Date of the Termination Price.



                  Section 9.02      Final Distributions on the Certificates.


                  If on any Remittance Date, the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall direct the Trustee promptly to send a Notice of Final Distribution to each Certificateholder. If the Servicer elects to exercise its option to purchase the Mortgage Loans pursuant to clause (a) of Section 9.01, at least 20 days prior to the date the Notice of Final Distribution is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor and the Trustee of the Final Distribution Date and the Termination Price.

                  A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

                  In the event such Notice of Final Distribution is given, the Servicer shall cause all funds in the Collection Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee or the Custodian, as the case may be, of a Request for Release therefor, the Trustee or the Custodian, as the case may be, shall promptly release to the Servicer the Custodial Files for the Mortgage Loans.

                  Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due to the Servicer, the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, up to an amount equal to (i) as to each Class of Regular Certificates (except the Class CE Certificates), plus for each such Class and the Class CE Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.02 and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.
                  In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the Notice of Final Distribution, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after such second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                  Section 9.03      Additional Termination Requirements.

                  (a) In the event that the Servicer exercises its purchase option as provided in Section 9.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of the Master REMIC, the Intermediate REMIC, the Subsidiary REMIC, the Class M-6 REMIC and the Class CE REMIC and shall specify such date in the final federal income tax return of each REMIC;

                  (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Servicer for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) (i) to the Holders of each of the Class AV and Class AF Certificates, pro rata, (ii) to the Subordinate Certificates, the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Pass-Through Rate and (iii) to pay any remaining Net WAC Cap Carryover Amounts that have not yet been paid, (B) to the Class CE Certificates in respect of the Class CE Interest, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section 4.08 and (D) to the Class R Certificateholders, all cash on hand in respect of the related REMIC or REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and
         (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

                  Section 10.01     Amendment.

                  This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) amend the provisions of the Advance Facility pursuant to Section 3.30 hereof, (iv) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (v) to comply with any requirements imposed by the Code, (vi) to add any other provisions with respect to matters or questions arising hereunder or (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that any action pursuant to clause (vi) or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that any such action pursuant to clause (v) or (vi) above shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.; provided, however, that any such action listed in clause (i) through (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

                  In addition, this Agreement may be amended from time to time by Seller, the Depositor, the Servicer and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause
(y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

                  Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment is permitted hereunder and will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

                  Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Section 10.02     Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  Section 10.03     Governing Law; Jurisdiction.

                  This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

                  Section 10.04     Intention of Parties.

                  It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

                  Section 10.05     Notices.

                  (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or the Servicer, as the case may be, has actual knowledge:

                  (i) any material change or amendment to this Agreement;

                  (ii) the occurrence of any Servicer Event of Default that has not been cured or waived;

                  (iii) the resignation or termination of the Servicer or the Trustee;

                  (iv) the final payment to Holders of the Certificates of any Class;

                  (v) any change in the location of any Account; and

                  (vi) if the Trustee is acting as successor Servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

                  (vii) In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

                           (A) each annual statement as to compliance
                  described in Section 3.19 hereof;

                           (B) each annual independent public accountants'
                  servicing report described in Section 3.20 hereof; and

                           (C) each notice delivered pursuant to Section
                  7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, Credit-Based Asset Servicing and Securitization LLC, 335 Madison Avenue, 19th Floor, New York, New York 10017, Attention:
Director - Mortgage Finance (telecopy number (212) 850-7760) with a copy to the General Counsel at the same address, or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by the Seller, (b) in the case of the Trustee,

U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attn: Structured Finance--Bond Securitization, L.L.C., Series 2006-CB2, or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Bond Securitization, L.L.C., 1 Bank One Plaza, Chicago, Illinois 60670, Attention: C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2, or such other address as may be furnished to the Seller, the Servicer and the Trustee in writing by the Depositor, and (d) in the case of the Servicer, Litton Loan Servicing LP, 4828 Loop Central Drive, Houston, Texas 77081, Attention: Janice McClure, or such other address as may be furnished to the Seller, the Depositor and the Trustee in writing by the Servicer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.

                  Section 10.06     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 10.07     Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not
(i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.


                  Section 10.08     Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                  Section 10.09     Rule of Construction.

                  Article and section headings are for the convenience of the reader and shall not be considered in interpreting this Pooling and Servicing Agreement or the intent of the parties hereto.

                  Section 10.10     Waiver of Jury Trial.

                  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  Section 10.11 Regulation AB Compliance; Intent of the Parties; Reasonableness.

                  The parties to this Agreement acknowledge and agree that the purpose of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under this Agreement other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and, to the extent practicable from a timing and information systems perspective and to the extent the Depositor will pay any increased costs of the Trustee caused by such request, agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Depositor agrees to act in good faith and comply with requests made to it by parties. In connection with the C-BASS Trust 2006-CB2, the Servicer, the Trustee and the Seller shall, to the extent practicable from a timing and information systems perspective and to the extent the Depositor will pay any increased costs of the Trustee caused by such request, cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Trustee, the Seller and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                  IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                           BOND SECURITIZATION, L.L.C., as
                                             Depositor



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           CREDIT-BASED ASSET SERVICING AND
                                             SECURITIZATION LLC, as Seller



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           LITTON LOAN SERVICING LP, as Servicer



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           U.S. BANK NATIONAL ASSOCIATION, as
                                           Trustee



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the ___ day of February, 2006 before me, a notary public in and for said State, personally appeared __________, known to me to be a _____________________ of Bond Securitization, L.L.C., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such company executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the ___ day of February, 2006 before me, a notary public in and for said State, personally appeared __________________, known to me to be the __________________ of Credit-Based Asset Servicing and Securitization LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                          __________________


[SEAL]



                                                          Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the ___ day of February, 2006 before me, a notary public in and for said State, personally appeared __________________, known to me to be the __________________ of US Bank National Association, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such company executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                          __________________


[SEAL]



                                                          Notary Public

STATE OF TEXAS    )
                  ) ss.:
COUNTY OF HARRIS  )

                  On the ___ day of February, 2006 before me, a notary public in and for said State, personally appeared __________________, known to me to be the __________________ of Litton Loan Servicing LP, a Delaware limited partnership, that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                          __________________


[SEAL]



                                                          Notary Public

                                  EXHIBIT A-1

                       FORM OF THE CLASS AV CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB2, CLASS AV

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class AV                            Original Class Certificate Principal
                                                     Balance of the Class AV Certificates as
                                                     of the Closing Date: $347,712,000.00

Pass-Through Rate:  Variable
Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $347,712,000.00
First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP
No. 1                                                Trustee:  U.S. Bank National Association
CUSIP:  12498N AW 3                                  Closing Date:  February 28, 2006
ISIN:  US12498NAW39


DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AV Certificates) in that certain beneficial ownership interest evidenced by all the Class AV Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AV Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AV Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AV Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class AV Certificates.

         The Class AV Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT A-2

                      FORM OF THE CLASS AF-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS AF-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class AF-1                          Original Class Certificate Principal Balance of
                                                     the Class AF-1 Certificates as of the Closing
                                                     Date:  $217,959,000.00
Pass-Through Rate:  Variable

Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off  Date:  February 1, 2006                     $217,959,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AA 1                                  Closing Date:  February 28, 2006

ISIN:  US12498NAA19

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class AF-1 Certificates.

         The Class AF-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                               U.S. BANK NATIONAL ASSOCIATION,
                                                  as Trustee



                                               By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

This is one of the Certificates referred to in the within-mentioned Agreement.

                                               U.S. BANK NATIONAL ASSOCIATION,
                                                  as Certificate Registrar



                                               By:  __________________________
                                                      Authorized Signatory

Date of authentication: February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT A-3

                      FORM OF THE CLASS AF-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS AF-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class AF-2                          Original Class Certificate Principal Balance of
                                                     the Class AF-2 Certificates as of the Closing
                                                     Date:  $120,898,000.00
Pass-Through Rate:  Variable

Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $120,898,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AB 9                                  Closing Date:  February 28, 2006

ISIN:  US12498NAB91

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class AF-2 Certificates.

         The Class AF-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT A-4

                      FORM OF THE CLASS AF-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS AF-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class AF-3                          Original Class Certificate Principal Balance of
                                                     the Class AF-3 Certificates as of the Closing
                                                     Date:  $25,627,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $25,627,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AC 7                                  Closing Date:  February 28, 2006

ISIN:  US12498NAC74

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-3 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class AF-3 Certificates.

         The Class AF-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                 EXHIBIT A-5

                      FORM OF THE CLASS AF-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS AF-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class AF-4                          Original Class Certificate Principal Balance of
                                                     the Class AF-4 Certificates as of the Closing
                                                     Date:  $40,498,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $40,498,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AD 5                                  Closing Date:  February 28, 2006

ISIN:  US12498NAD57

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-4 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class AF-4 Certificates.

         The Class AF-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-1

                       FORM OF THE CLASS M-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-1                           Original Class Certificate Principal Balance of
                                                     the Class M-1 Certificates as of the Closing
                                                     Date:  $31,877,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $31,877,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AE 3                                  Closing Date:  February 28, 2006

ISIN:  US12498NAE31

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

         The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-2

                       FORM OF THE CLASS M-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-2                           Original Class Certificate Principal Balance of
                                                     the Class M-2 Certificates as of the Closing
                                                     Date:  $29,974,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $29,974,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AF 0                                  Closing Date:  February 28, 2006

ISIN:  US12498NAF06

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

         The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-3

                       FORM OF THE CLASS M-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-3                           Original Class Certificate Principal Balance of
                                                     the Class M-3 Certificates as of the Closing
                                                     Date:  $18,079,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off  Date:  February 1, 2006                     $18,079,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AG 8                                  Closing Date:  February 28, 2006

ISIN:  US12498NAG88

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

         The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-4

                       FORM OF THE CLASS M-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-4                           Original Class Certificate Principal Balance of
                                                     the Class M-4 Certificates as of the Closing
                                                     Date:  $16,652,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $16,652,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AH 6                                  Closing Date:  February 28, 2006

ISIN:  US12498NAH61

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

         The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-5

                       FORM OF THE CLASS M-5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-5

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-5                           Original Class Certificate Principal Balance of
                                                     the Class M-5 Certificates as of the Closing
                                                     Date:  $15,700,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $15,700,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AJ 2                                  Closing Date:  February 28, 2006

ISIN:  US12498NAJ28

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-5 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-5 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

         The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-6

                       FORM OF THE CLASS M-6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-6

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-6                           Original Class Certificate Principal Balance of
                                                     the Class M-6 Certificates as of the Closing
                                                     Date:  $14,749,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $14,749,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AK 9                                  Closing Date:  February 28, 2006

ISIN:  US12498NAK90

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-6 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-6 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-6 Certificates.

         The Class M-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT B-7

                       FORM OF THE CLASS M-7 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS M-7

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class M-7                           Original Class Certificate Principal Balance of
                                                     the Class M-7 Certificates as of the Closing
                                                     Date:  $13,797,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $13,797,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AL 7                                  Closing Date:  February 28, 2006

ISIN:  US12498NAL73

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-7 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-7 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-7 Certificates.

         The Class M-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-1

                 FORM OF THE CLASS B-1 CERTIFICATE (RULE 144A)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. ("THE DEPOSITOR"), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN, NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE

RECEIVED (A) A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, AND UPON WHICH THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE TRANSFEREE WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT REFERRED TO HEREIN, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS B-1

                                  (RULE 144A)

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class B-1                           Original Class Certificate Principal Balance of
                                                     the Class B-1 Certificates as of the Closing
                                                     Date:  $15,700,000.00
Pass-Through Rate:  Variable

Date of Pooling and Servicing Agreement and          Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $15,700,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AM 5                                  Closing Date: February 28, 2006

ISIN:  US12498NAM56

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-5 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-1 Certificates.

         The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates as described in the Agreement.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Each Person who acquires this Certificate or an interest therein shall be deemed to have made the representations required by the representation letter referred to in this paragraph, unless such Person shall have provided such representation letter referred to in this paragraph to the Certificate Registrar.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-2

                 FORM OF THE CLASS B-2 CERTIFICATE (RULE 144A)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. ("THE DEPOSITOR"), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN, NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE

RECEIVED (A) A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, AND UPON WHICH THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE TRANSFEREE WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT REFERRED TO HEREIN, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS B-2

                                  (RULE 144A)

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class B-2                           Original  Class  Certificate  Principal  Balance of
                                                     the  Class  B-2  Certificates  as  of  the  Closing
                                                     Date:  $9,991,000.00
Pass-Through Rate:  Variable

Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $9,991,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AN 3                                  Closing Date:  February 28, 2006

ISIN:  US12498NAN30

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-2 Certificate Margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-2 Certificates.

         The Class B-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B-1 Certificates as described in the Agreement.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Each Person who acquires this Certificate or an interest therein shall be deemed to have made the representations required by the representation letter referred to in this paragraph, unless such Person shall have provided such representation letter referred to in this paragraph to the Certificate Registrar.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-3

                   FORM OF THE CLASS B-3 (144A) CERTIFICATE

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. ("THE DEPOSITOR"), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN, NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE

RECEIVED (A) A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, AND UPON WHICH THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE TRANSFEREE WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT REFERRED TO HEREIN, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS B-3

                                  (RULE 144A)

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class B-3                           Original  Class  Certificate  Principal  Balance of
                                                     the  Class  B-3  Certificates  as  of  the  Closing
                                                     Date:  $8,564,000.00
Pass-Through Rate:  Variable

Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $8,564,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AP 8                                  Closing Date:  February 28, 2006

ISIN:  US12498NAP87

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-3 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-3 Certificate Margin, (ii) the Net WAC Cap and (iii) the Maximum Rate Cap.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-3 Certificates.

         The Class B-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates as described in the Agreement.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Each Person who acquires this Certificate or an interest therein shall be deemed to have made the representations required by the representation letter referred to in this paragraph, unless such Person shall have provided such representation letter referred to in this paragraph to the Certificate Registrar.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-4

                   FORM OF THE CLASS B-4 CERTIFICATE (144A)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. ("THE DEPOSITOR"), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

EXCEPT AS PROVIDED IN SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN, NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE

RECEIVED (A) A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR, AND UPON WHICH THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE TRANSFEREE WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE AGREEMENT REFERRED TO HEREIN, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE SERVICER OR THE TRUSTEE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS B-4

                                  (RULE 144A)

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class B-4                           Original  Class  Certificate  Principal  Balance of
                                                     the  Class  B-4  Certificates  as  of  the  Closing
                                                     Date:  $9,515,000.00
Pass-Through Rate:  Variable

Date of Pooling  and  Servicing  Agreement  and      Initial Certificate Principal Balance:
Cut-off Date:  February 1, 2006                      $9,515,000.00

First Distribution Date:  March 27, 2006             Servicer:  Litton Loan Servicing LP

No. 1                                                Trustee:  U.S. Bank National Association

CUSIP:  12498N AQ 6                                  Closing Date:  February 28, 2006

ISIN:  US12498NAQ60

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-4 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         The Class B-4 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the least of (i) the Class B-4 Pass-Through Rate (ii) the Net WAC Rate Cap and (iii) the Maximum Rate Cap.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class B-4 Certificates.

         The Class B-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         This Certificate is subordinated in right of payment to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates as described in the Agreement.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Each Person who acquires this Certificate or an interest therein shall be deemed to have made the representations required by the representation letter referred to in this paragraph, unless such Person shall have provided such representation letter referred to in this paragraph to the Certificate Registrar.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-5

                        FORM OF THE CLASS P CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS P CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS P CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS P CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS P CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS P CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS P CERTIFICATE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB2, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class P                             Servicer:  Litton Loan Servicing LP

Date of Pooling and  Servicing  Agreement  and       Trustee:  U.S. Bank National Association
Cut-off Date:  February 1, 2006

First Distribution Date:  March 27, 2006             Closing Date:  February 28, 2006

No. 1                                                CUSIP:  12498N AS 2

Percentage Interest:  100                            ISIN:  US12498N AS 27

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that NIM I LLC is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate

Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-6

                       FORM OF THE CLASS CE CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS CE CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS CE CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS CE CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS CE CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS CE CERTIFICATE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB2, CLASS CE

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class CE                            Servicer:  Litton Loan Servicing LP

Date of Pooling and  Servicing  Agreement  and       Trustee:  U.S. Bank National Association
Cut-off Date:  February 1, 2006

First Distribution Date:  March 27, 2006             Closing Date:  February 28, 2006

No. 1                                                CUSIP:  12498N AR 4

Percentage Interest:  100                            ISIN:  US12498NAR44

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that NIM I LLC is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate

Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-7

                       FORM OF THE CLASS R-X CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS R-X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS R-X CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-X CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-X CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-X CERTIFICATE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                          SERIES 2006-CB2, CLASS R-X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class R-X                           Servicer:  Litton Loan Servicing LP

Date of Pooling and  Servicing  Agreement  and       Trustee:  U.S. Bank National Association
Cut-off Date:  February 1, 2006

First Distribution Date:  March 27, 2006             Closing Date:  February 28, 2006

No. 1                                                CUSIP:

Percentage Interest:  100                            ISIN:

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that JIM SCHNEIDER is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R-X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-X Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate

Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-X Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R-X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class R-X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                  EXHIBIT C-8

                        FORM OF THE CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS R CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

                C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                           SERIES 2006-CB2, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

                          BOND SECURITIZATION, L.L.C.

Series 2006-CB2, Class R                             Servicer:  Litton Loan Servicing LP

Date of Pooling and  Servicing  Agreement  and       Trustee:  U.S. Bank National Association
Cut-off Date:  Feburary 1, 2006

First Distribution Date:  March 27, 2006             Closing Date:  February 28, 2006

No. 1                                                CUSIP:  12498N AT 0

Percentage Interest:  100                            ISIN:  US12498NAT00

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

         This certifies that CMI INVESTORS 2, LP is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among BOND SECURITIZATION, L.L.C. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

         All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate

Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

         The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

         No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

         The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 28, 2006

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee



                                              By:  ___________________________
                                                        Authorized Officer

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                              U.S. BANK NATIONAL ASSOCIATION,
                                                 as Certificate Registrar



                                              By:  __________________________
                                                      Authorized Signatory

Date of authentication:  February 28, 2006

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common           UNIF GIFT MIN ACT     -   Custodian (Cust)
                                                                    ---------
                                                                    (Minor) under
TEN ENT  - as tenants by the                                        Uniform Gifts to
           entireties                                               Minors Act

JT TEN   - as joint tenants with the                                --------------
           right of survivorship and                                   (State)
           not as tenants in common

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                                          ______________________________________
                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to _______________________________________________________.
Applicable statements should be mailed to ____________________________________.
This information is provided by ______________________________________________, the assignee named above, or ___________________________________________, as its agent.

                                   EXHIBIT D



                                   RESERVED

                                   EXHIBIT E

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

         To:      U.S. Bank National Association
                  60 Livingston Avenue
                  EP-MN-WS3D
                  St. Paul, Minnesota 55107-2292
                  Attention: Structured Finance C-BASS, Series 2006-CB2 [and/or its designee]

Re: Pooling and Servicing Agreement dated as of February [ ], 2006 among Bond Securitization, L.L.C., Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, U.S. Bank National Association, as trustee and Litton Loan Servicing LP, as servicer, relating to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2

         In connection with the administration of the Mortgage Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------------------

_______ 1.        Mortgage Paid in Full

_______ 2.        Foreclosure

_______ 3.        Substitution

_______ 4.        Other Liquidation (Repurchases, etc.)

_______ 5.        Nonliquidation

Address to which the Trustee should deliver the Mortgage File:

                                             By: ______________________________
                                                  (authorized signer)

                                             Address: __________________________

                                             Date: _____________________________

If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

Please acknowledge the execution of the above request by your signature and date below:

U.S. Bank National Association, as Trustee


By:________________________________          ___________________________________
     Signature                               Date

Documents returned to Trustee:

By:________________________________          ___________________________________
     Signature                               Date

                                  EXHIBIT F-1

                   FORM OF CUSTODIAN'S INITIAL CERTIFICATION

                                                                          Date


Bond Securitization, L.L.C., Inc.
One Bank One Plaza
Chicago, Illinois 60670

Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas  77081

         Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February [ ], 2006 among Bond Securitization, L.L.C., Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2


Ladies and Gentlemen:

         In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it received the documents listed in Section 2.01 of the Pooling and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Exhibit D, to the Pooling and Servicing Agreement, subject to any exceptions noted on
Schedule I hereto.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of Section 2.02 of the Pooling and Servicing Agreement and the Pooling and Servicing Agreement sections cross-referenced therein.

                                            THE BANK OF NEW YORK TRUST COMPANY,
                                            N.A.,
                                                    as Custodian


                                            By:_________________________________
                                            Name:
                                            Title:

                                  EXHIBIT F-2

                    FORM OF CUSTODIAN'S FINAL CERTIFICATION

                                                                        [Date]


Bond Securitization, L.L.C., Inc.
One Bank One Plaza
Chicago, Illinois 60670

Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas  77081

Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February [ ], 2006 among Bond
         Securitization, L.L.C., Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2


Ladies and Gentlemen:

         In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan
Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

                                             THE BANK OF NEW YORK TRUST COMPANY,
                                             N.A.,
                                                     as Custodian

                                             By:________________________________
                                             Name:
                                             Title:

                                   EXHIBIT G

                FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

        C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB2

STATE OF          )
                  ) ss.:
COUNTY OF         )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is [an officer of] ______________, the proposed Transferee of an Ownership Interest in a [Class R and/or Class R-X Certificates] (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Bond Securitization, L.L.C., Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

         7. The Transferee historically has paid its debts as they have become due.

         8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

         9. The taxpayer identification number of the Transferee's nominee is
___________.

         10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

         13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                  14. The Transferee is not an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any state, local or other federal law substantively similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), and is not directly or indirectly acquiring this Certificate for, on behalf of or with any assets of any such Plan.

                                     * * *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                             Print Name of Transferee

                                             By:_______________________________
                                             Name:
                                             Title:

         Personally appeared before me the above-named ________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this _____ day of ____________________,
____

                                                       NOTARY PUBLIC

                                           My Commission expires the ____ day of
                                           ______________, ____

                                 ATTACHMENT A

                                      to
   AFFIDAVIT PURSUANT TO SECTION 860E(E)(4) OF THE INTERNAL REVENUE CODE OF
                1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[ ] The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                                      OR
                                      --

[ ] The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

         (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

         (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

         (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5)
                  of the U.S. Treasury Regulations;

         (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

         (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                                        [DATE]


Bond Securitization, L.L.C., Inc.
One Bank One Plaza
Chicago, Illinois 60670

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance C-BASS, Series 2006-CB2
[and/or its designee]

         Re:      C-BASS Mortgage Loan Asset-Backed Certificates, Series
                  2006-CB2

Ladies and Gentlemen:

         In connection with our disposition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of
Section 5 of the Act, (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class [ ] Certificate is to impede the assessment or collection of tax.

                                             Very truly yours,

                                             [_____________________]

                                             By: ______________________________

                                   EXHIBIT I

                          FORMS OF INVESTMENT LETTERS

                   FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                        [DATE]
Bond Securitization, L.L.C., Inc.
One Bank One Plaza
Chicago, Illinois 60670

U.S. Bank National Association
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance C-BASS, Series 2006-CB2
[and/or its designee]

         Re:      C-BASS Mortgage Loan Asset-Backed Certificates, Series
                  2006-CB2

Ladies and Gentlemen:

         In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below),
(e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

                                             Very truly yours,

                                             [NAME OF TRANSFEREE]

                                             By:_______________________________
                                                   Authorized Officer

                     FORM OF INVESTMENT LETTER [RULE 144A]

                                                                        [DATE]
Bond Securitization, L.L.C., Inc.
One Bank One Plaza
Chicago, Illinois 60670

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance C-BASS, Series 2006-CB2
[and/or its designee]

         Re:      C-BASS Mortgage Loan Asset-Backed Certificates, Series
                  2006-CB2

Ladies and Gentlemen:

         In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                             Very truly yours,

                                             [NAME OF TRANSFEREE]

                                             By:_______________________________
                                                   Authorized Officer

                                                          ANNEX 1 TO EXHIBIT I
                                                          --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.


______________________

1 Buyer must own and/or invest on a discretionary basis at least $________ in such securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $_____ in securities.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                             Print Name of Buyer

                                             By:_______________________________
                                             Name:
                                             Title:

                                             Date:_____________________________

                                                          ANNEX 2 TO EXHIBIT I
                                                          ---------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                             Print Name of Buyer or Advisor

                                             By:_______________________________
                                             Name:
                                             Title:

                                             IF AN ADVISER

                                             Print Name of Buyer


                                             Date:_____________________________

                                   EXHIBIT J


                                   RESERVED

                                   EXHIBIT K


                                   RESERVED

                                   EXHIBIT L

              FORM OF CERTIFICATION TO BE PROVIDED WITH FORM 10-K

                                2006-CB2 TRUST,
        C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB2

I, [identify the certifying individual], certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing a copy of the monthly statement to certificateholders set forth in Section 4.06 of the Pooling and Servicing Agreement, dated as of February [ ], 2006 (the "Agreement"), among Bond Securitization, L.L.C., Inc., as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), Litton Loan Servicing LP, as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"), filed in respect of periods included in the year covered by this annual report, of the 2006-CB2 Trust (the "Trust");

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Agreement for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Agreement; and

5. The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Agreement, that is included in these reports.

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:
         [name of servicer, sub-servicer, co-servicer, depositor, trustee or custodian].

                                      By:______________________________
                                      Name:
                                      Title:

                                   EXHIBIT M

      FORM OF CERTIFICATION TO BE PROVIDED BY THE TRUSTEE TO THE SERVICER

Re:      C-BASS Mortgage Asset-Backed Certificates, Series 2006-CB2

                  I, _____________________________, certify to Litton Loan
Servicing LP (the "Servicer"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10 K for the fiscal year [___], and all reports on Form 8-K containing Monthly Statements filed in respect of periods included in the year covered by that annual report, of Bond Securitization, L.L.C. (the "Depositor") relating to the above referenced trust;

                  2. Subject to paragraph 4 hereof, based on my knowledge, the Distribution Information in the Monthly Statements prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the Distribution Information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

                  4. In compiling the Distribution Information and making the foregoing certifications, the Trustee has relied upon information furnished to it by the Servicer under the Pooling and Servicing Agreement. The Trustee shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided to it by the Servicer.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated February [ ], 2006 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, the Servicer, as servicer and U.S. Bank National Association, as trustee.

Dated:


                                          U.S. Bank National
                                          Association, as
                                          Trustee

                                          By: ____________________________
                                          Name:     ____________________________
                                          Title:    ____________________________

                                   EXHIBIT N

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
        --------------------------------------------------------------

The assessment of compliance to be delivered by the Trustee, the Servicer, each Subservicer and each Subservicer identified by a Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


--------------------- --------------------------------------------------------  -------------------

                                                                                    APPLICABLE
                                                                                     SERVICING
                                          SERVICING CRITERIA                         CRITERIA
--------------------- --------------------------------------------------------  -------------------

     Reference                                 Criteria
--------------------- --------------------------------------------------------  -------------------
                                    General Servicing Considerations
---------------------                                                           -------------------

   1122(d)(1)(i)      Policies and procedures are instituted to monitor any
                      performance or other triggers and events of default in
                      accordance with the transaction agreements.

---------------------                                                           -------------------

   1122(d)(1)(ii)     If any material servicing activities are outsourced to
                      third parties, policies and procedures are instituted to
                      monitor the third party's performance and compliance
                      with such servicing activities.
---------------------                                                           -------------------

  1122(d)(1)(iii)     Any requirements in the transaction agreements to
                      maintain a back-up servicer for the mortgage loans are
                      maintained.
---------------------                                                           -------------------

   1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in
                      effect on the party participating in the servicing
                      function throughout the reporting period in the amount
                      of coverage required by and otherwise in accordance with
                      the terms of the transaction agreements.
---------------------                                                           -------------------

                                   Cash Collection and Administration
---------------------                                                           -------------------

   1122(d)(2)(i)      Payments on mortgage loans are deposited into the
                      appropriate custodial bank accounts and related bank
                      clearing accounts no more than two business days
                      following receipt, or such other number of days
                      specified in the transaction agreements.
---------------------                                                           -------------------

   1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an
                      obligor or to an investor are made only by authorized
                      personnel.
---------------------                                                           -------------------

  1122(d)(2)(iii)     Advances of funds or guarantees regarding collections,
                      cash flows or distributions, and any interest or other
                      fees charged for such advances, are made, reviewed and
                      approved as specified in the transaction agreements.
---------------------                                                           -------------------

   1122(d)(2)(iv)     The related accounts for the transaction, such as cash
                      reserve accounts or accounts established as a form of
                      overcollateralization, are separately maintained (e.g.,
                      with respect to commingling of cash) as set forth in the
                      transaction agreements.
---------------------                                                           -------------------

   1122(d)(2)(v)      Each custodial account is maintained at a federally
                      insured depository institution as set forth in the
                      transaction agreements. For purposes of this criterion,
                      "federally insured depository institution" with respect
                      to a foreign financial institution means a foreign
                      financial institution that meets the requirements of
                      Rule 13k-1(b)(1) of the Securities Exchange Act.
---------------------                                                           -------------------

   1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                      unauthorized access.
---------------------                                                           -------------------

  1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all
                      asset-backed securities related bank accounts, including
                      custodial accounts and related bank clearing accounts.
                      These reconciliations are (A) mathematically accurate;
                      (B) prepared within 30 calendar days after the bank
                      statement cutoff date, or such other number of days
                      specified in the transaction agreements; (C) reviewed
                      and approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These reconciling
                      items are resolved within 90 calendar days of their
                      original identification, or such other number of days
                      specified in the transaction agreements.
---------------------                                                           -------------------

                                   Investor Remittances and Reporting
---------------------                                                           -------------------


--------------------- --------------------------------------------------------  -------------------

                                                                                    APPLICABLE
                                                                                     SERVICING
                                          SERVICING CRITERIA                         CRITERIA
--------------------- --------------------------------------------------------  -------------------

     Reference                                 Criteria
--------------------- --------------------------------------------------------  -------------------

   1122(d)(3)(i)      Reports to investors, including those to be filed with
                      the Commission, are maintained in accordance with the
                      transaction agreements and applicable Commission
                      requirements. Specifically, such reports (A) are
                      prepared in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B) provide
                      information calculated in accordance with the terms
                      specified in the transaction agreements; (C) are filed
                      with the Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of mortgage loans serviced by the
                      Servicer.
--------------------- --------------------------------------------------------- -------------------

   1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in
                      accordance with timeframes, distribution priority and
                      other terms set forth in the transaction agreements.
---------------------                                                           -------------------

  1122(d)(3)(iii)     Disbursements made to an investor are posted within two
                      business days to the Servicer's investor records, or
                      such other number of days specified in the transaction
                      agreements.
---------------------                                                           -------------------

   1122(d)(3)(iv)     Amounts remitted to investors per the investor reports
                      agree with cancelled checks, or other form of payment,
                      or custodial bank statements.
---------------------                                                           -------------------

                                       Pool Asset Administration
---------------------                                                           -------------------

   1122(d)(4)(i)      Collateral or security on mortgage loans is maintained
                      as required by the transaction agreements or related
                      mortgage loan documents.
---------------------                                                           -------------------

   1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as
                      required by the transaction agreements
---------------------                                                           -------------------

  1122(d)(4)(iii)     Any additions, removals or substitutions to the asset
                      pool are made, reviewed and approved in accordance with
                      any conditions or requirements in the transaction
                      agreements.
---------------------                                                           -------------------

   1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made
                      in accordance with the related mortgage loan documents
                      are posted to the Servicer's obligor records maintained
                      no more than two business days after receipt, or such
                      other number of days specified in the transaction
                      agreements, and allocated to principal, interest or
                      other items (e.g., escrow) in accordance with the
                      related mortgage loan documents.
---------------------                                                           -------------------

   1122(d)(4)(v)      The Servicer's records regarding the mortgage loans
                      agree with the Servicer's records with respect to an
                      obligor's unpaid principal balance.
---------------------                                                           -------------------

   1122(d)(4)(vi)     Changes with respect to the terms or status of an
                      obligor's mortgage loans (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by authorized
                      personnel in accordance with the transaction agreements
                      and related pool asset documents.
---------------------                                                           -------------------

  1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance
                      plans, modifications and deeds in lieu of foreclosure,
                      foreclosures and repossessions, as applicable) are
                      initiated, conducted and concluded in accordance with
                      the timeframes or other requirements established by the
                      transaction agreements.
---------------------                                                           -------------------

  1122(d)(4)(viii)    Records documenting collection efforts are maintained
                      during the period a mortgage loan is delinquent in
                      accordance with the transaction agreements. Such records
                      are maintained on at least a monthly basis, or such
                      other period specified in the transaction agreements,
                      and describe the entity's activities in monitoring
                      delinquent mortgage loans including, for example, phone
                      calls, letters and payment rescheduling plans in cases
                      where delinquency is deemed temporary (e.g., illness or
                      unemployment).
---------------------                                                           -------------------

   1122(d)(4)(ix)     Adjustments to interest rates or rates of return for
                      mortgage loans with variable rates are computed based on
                      the related mortgage loan documents.
---------------------                                                           -------------------

   1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such
                      as escrow accounts): (A) such funds are analyzed, in
                      accordance with the obligor's mortgage loan documents,
                      on at least an annual basis, or such other period
                      specified in the transaction agreements; (B) interest on
                      such funds is paid, or credited, to obligors in
                      accordance with applicable mortgage loan documents and
                      state laws; and (C) such funds are returned to the
                      obligor within 30 calendar days of full repayment of the
                      related mortgage loans, or such other number of days
                      specified in the transaction agreements.
---------------------                                                           -------------------

--------------------- --------------------------------------------------------  -------------------

                                                                                    APPLICABLE
                                                                                     SERVICING
                                          SERVICING CRITERIA                         CRITERIA
--------------------- --------------------------------------------------------  -------------------

     Reference                                 Criteria
--------------------- --------------------------------------------------------  -------------------

   1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the
                      appropriate bills or notices for such payments, provided
                      that such support has been received by the servicer at
                      least 30 calendar days prior to these dates, or such
                      other number of days specified in the transaction
                      agreements.
---------------------                                                           -------------------

  1122(d)(4)(xii)     Any late payment penalties in connection with any
                      payment to be made on behalf of an obligor are paid from
                      the servicer's funds and not charged to the obligor,
                      unless the late payment was due to the obligor's error
                      or omission.
---------------------                                                           -------------------

  1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted
                      within two business days to the obligor's records
                      maintained by the servicer, or such other number of days
                      specified in the transaction agreements.
---------------------                                                           -------------------

  1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts
                      are recognized and recorded in accordance with the
                      transaction agreements.
---------------------                                                           -------------------

   1122(d)(4)(xv)     Any external enhancement or other support, identified in
                      Item 1114(a)(1) through (3) or Item 1115 of Regulation
                      AB, is maintained as set forth in the transaction
                      agreements.
--------------------- --------------------------------------------------------- -------------------

--------------------- --------------------------------------------------------- -------------------



Date:

By:

Name:

Title:

                                   EXHIBIT O

                           FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
LITTON LOAN SERVICING LP
4828 Loop Central Drive
Houston, Texas 77081

Attn: _________________________________



                           LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ____________________, having its principal place of business at _____________________, as Trustee (the "Trustee") pursuant to that Pooling and Servicing Agreement among _______________________ (the "Depositor"), Litton Loan Servicing LP (the "Servicer"), and the Trustee, dated as of _________ 1, 200__ (the "Pooling and Servicing Agreement"), hereby constitutes and appoints the Servicer, by and through the Servicer's officers, the Trustee's true and lawful Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.       The completion of loan assumption agreements.

5. The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a. the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

         b. the preparation and issuance of statements of breach or non-performance;

         c. the preparation and filing of notices of default and/or notices of sale;

         d. the cancellation/rescission of notices of default and/or notices of sale;

         e.       the taking of a deed in lieu of foreclosure; and

         f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, ______________________ as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, and the Trustee, dated as of _____________ 1, 200__ (___________________ Mortgage Loan Asset
Backed Certificates, Series 200__-___), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ______________________ its duly elected and authorized Vice President this ___ day of ____________, 200__.



                                      as Trustee for _____ Mortgage Loan Asset
                                          Backed Certificates, Series 200__-___


                                      By __________________________________

STATE OF

COUNTY OF

On _______________, 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ___________________, Vice President of ___________________ as Trustee for ____________ Mortgage Loan Asset Backed Certificates, Series 200__-___, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITESS my hand and official seal.

         (SEAL)

                                           ____________________________________
                                                                  Notary Public

                                 My Commission Expires ________________________

                                   EXHIBIT P

                   MORTGAGE LOAN PURCHASE AGREEMENT

                                   EXHIBIT Q

                          [ON FILE WITH THE TRUSTEE]

                                   EXHIBIT R


                          [ON FILE WITH THE TRUSTEE]

                                   EXHIBIT S

                              FORM 8-K DISCLOSURE

-------------------------------------------------------- -----------------------------------------------------
Item on Form 8-K                                         Party Responsible
-------------------------------------------------------- -----------------------------------------------------
*Item 1.01- Entry into a Material Definitive Agreement   All parties as to themselves
-------------------------------------------------------- -----------------------------------------------------
*Item 1.02- Termination of a Material Definitive         All parties as to themselves
Agreement
-------------------------------------------------------- -----------------------------------------------------
Item 1.03- Bankruptcy or Receivership                    All parties as to themselves
-------------------------------------------------------- -----------------------------------------------------
Item 2.04- Triggering Events that Accelerate or          N/A
Increase a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement
-------------------------------------------------------- -----------------------------------------------------
*Item 3.03- Material Modification to Rights of           All parties as to themselves
Security Holders
-------------------------------------------------------- -----------------------------------------------------
Item 5.03- Amendments of Articles of Incorporation or    Depositor
Bylaws; Change of Fiscal Year
-------------------------------------------------------- -----------------------------------------------------
Item 6.01- ABS Informational and Computational Material  N/A
-------------------------------------------------------- -----------------------------------------------------
*Item 6.02- Change of Servicer or Trustee                Servicer (as to Servicer or each Subservicer it
                                                         engages), Trustee (as to Turstee or any
                                                         Subcontractor it engages)
-------------------------------------------------------- -----------------------------------------------------
*Item 6.03- Change in Credit Enhancement or External     Depositor, Trustee (as to Trustee or any
Support                                                  Subcontractor it engages)
-------------------------------------------------------- -----------------------------------------------------
*Item 6.04- Failure to Make a Required Distribution      Trustee
-------------------------------------------------------- -----------------------------------------------------
Item 6.05- Securities Act Updating Disclosure            Depositor
-------------------------------------------------------- -----------------------------------------------------
Item 7.01- Reg FD Disclosure                             Depositor
-------------------------------------------------------- -----------------------------------------------------
Item 8.01                                                All parties as to themselves
-------------------------------------------------------- -----------------------------------------------------
Item 9.01                                                All parties as it relates to their own agreements
-------------------------------------------------------- -----------------------------------------------------

                                   EXHIBIT T

                             FORM 10-D DISCLOSURE

-------------------------------------------------------- -----------------------------------------------------
                  Item on Form 10-D                                      Party Responsible
------------------------------------------------------- -----------------------------------------------------
Item 1: Distribution and Pool Performance Information   Trustee

        Material breaches of Mortgage Loan              Servicer
representations

        Material breaches of covenants under this       Servicer, Trustee and Depositor (each as to itself
Agreement                                               and with respect to other parties, as to which it
                                                        obtains actual notice)

------------------------------------------------------- -----------------------------------------------------
Item 2: Legal Proceedings  per Item 1117 of Reg AB      All parties to the Pooling and Servicing Agreement
                                                        (as to themselves), the depositor as to the issuing
                                                        entity, the sponsor, any 1100(d)(1) party
------------------------------------------------------- -----------------------------------------------------
Item 3:  Sale of Securities and Use of Proceeds         Depositor
------------------------------------------------------- -----------------------------------------------------
Item 4:  Defaults Upon Senior Securities                Trustee
------------------------------------------------------- -----------------------------------------------------
Item 5:  Submission of Matters to a Vote of Security    Trustee
Holders
------------------------------------------------------- -----------------------------------------------------
Item 6:  Significant Obligors of Pool Assets            N/A
1112(b)-
------------------------------------------------------- -----------------------------------------------------
Item 7:  Significant Enhancement Provider Information   Depositor/Sponsor
------------------------------------------------------- -----------------------------------------------------
Item 1114(b)(2)-Credit Enhancement Provider Financial   N/A
Information
------------------------------------------------------- -----------------------------------------------------
Item 1115(b)-Derivative Counterparty Financial          Sponsor/Depositor(2)
Information
------------------------------------------------------- -----------------------------------------------------
Item 8:  Other Information                              Depositor, Sponsor, Trustee and any other party
                                                        responsible for disclosure items on Form 8-K
------------------------------------------------------- -----------------------------------------------------
Item 9:  Exhibits                                       Depositor, Sponsor, Trustee (as to monthly
                                                        payment/distribution reports only)
------------------------------------------------------- -----------------------------------------------------














_____________________________
2 If Barclays Bank PLC is Cap Provider see Section 8.12 for incorporation by reference of financial information.

                                   EXHIBIT U

                             FORM 10-K DISCLOSURE

-------------------------------------------------------- -----------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
Item 1B:  Unresolved Staff Comments                        Depositor

---------------------------------------------------------- --------------------------------------------------------
*Item 9B:  Other Information                               Depositor, Trustee and any other party responsible for
                                                           disclosure items on Form 8-K
---------------------------------------------------------- --------------------------------------------------------
*Item 15:  Exhibits, Financial Statement Schedules         Trustee/Servicer/
                                                           Depositor
---------------------------------------------------------- --------------------------------------------------------
*Additional Item:                                          N/A
Disclosure per Item 1112(b) of Reg AB
---------------------------------------------------------- --------------------------------------------------------
*Additional Item:                                          N/A
Disclosure per Item 1114(b)(2) of Reg AB
---------------------------------------------------------- --------------------------------------------------------
*Additional Item:                                          Depositor so long as Barclays Bank PLC is Cap
Disclosure per Item 1115(b) of Reg AB                      Provider(3)
---------------------------------------------------------- --------------------------------------------------------
*Additional Item:                                          All parties to the Pooling and Servicing Agreement (as
Disclosure per Item 1117 of Reg AB                         to themselves), the Depositor as to the issuing entity
                                                           any 1100(d)(1) party
---------------------------------------------------------- --------------------------------------------------------
*Additional Item:                                          All parties to the Pooling and Servicing Agreement
Disclosure per Item 1119 of Reg AB
---------------------------------------------------------- --------------------------------------------------------
Additional Item:                                           Servicer and Subservicer, Trustee and Subcontractor
Disclosure per Item 1122 of Reg AB                         and Custodian
---------------------------------------------------------- --------------------------------------------------------
Additional Item:                                           Servicer and Subservicer, Trustee and Subcontractor
Disclosure per Items 1123 of Reg AB                        and Custodian
---------------------------------------------------------- --------------------------------------------------------




















_______________________

3  See Section 8.12 for incorporation by reference of financial information.